As filed with the Securities and Exchange Commission on April 26, 2002

                                       Securities Act registration no. 333-65609
                               Investment Company Act registration no. 811-09055

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                         Post-Effective Amendment No. 4                      |X|

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           |X|
                                 Amendment No. 5                             |X|

--------------------------------------------------------------------------------

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                  (Registrant)

                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                         Telephone Number: 602/956-1115

--------------------------------------------------------------------------------

Robert L. Mueller                        Stacy H. Winick
Papp Small & Mid-Cap Growth Fund, Inc.   Bell, Boyd & Lloyd LLC
6225 North 24th Street, Suite 150        Three First National Plaza, Suite 3300
Phoenix, Arizona 85016                   Chicago, Illinois  60602

                              (Agents for service)

--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

            It is proposed that this filing will become effective:

                  |_|   immediately upon filing pursuant to paragraph (b)
                  |X|   on May 1, 2002 pursuant to paragraph (b)
                  |_|   60 days after filing pursuant to paragraph (a)(1)
                  |_|   on _________ pursuant to paragraph (a)(1)
                  |_|   75 days after filing pursuant to paragraph (a)(2)
                  |_|   on _________ pursuant to paragraph (a)(2) of rule 485

--------------------------------------------------------------------------------

                            THE PAPP FAMILY OF FUNDS

                              Papp Stock Fund, Inc.
                         Papp America-Abroad Fund, Inc.
                       Papp America-Pacific Rim Fund, Inc.
                              Papp Focus Fund, Inc.
                     Papp Small & Mid-Cap Growth Fund, Inc.

[Image of L. Roy Papp]              Prospectus

                                   May 1, 2002

                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                         No sales or redemption charges
                              (Pure no-load funds)

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                            Page
                                                                            ----

PAPP STOCK FUND...............................................................1

PAPP AMERICA-ABROAD FUND......................................................3

PAPP AMERICA-PACIFIC RIM FUND.................................................6

PAPP FOCUS FUND...............................................................9

PAPP SMALL & MID-CAP GROWTH FUND.............................................12

INVESTMENT OBJECTIVES AND METHODS............................................15

RISK FACTORS.................................................................17

PURCHASING SHARES............................................................18

REDEEMING SHARES.............................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

MANAGEMENT...................................................................20

DISTRIBUTIONS................................................................20

FEDERAL INCOME TAX...........................................................21

FINANCIAL HIGHLIGHTS.........................................................21

                                 PAPP STOCK FUND

Investment Objective

      Papp Stock Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

      The Fund is designed to provide a comprehensive investment for the common stock portion of an investment program. The Fund purchases and retains a diversified high quality group of common stocks of companies traded in the U.S. The Fund usually invests in large or mid-sized companies, but may invest in companies of any size. In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks.

Principal Risks You Should Consider

      Because the Fund invests primarily in common stocks, your investment is subject to certain risks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. You can lose money by investing in the Fund.

How Do I Know If the Fund Is Right For Me?

      The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

      The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

      The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one, five and ten years ended December 31, 2001 and since the Fund's initial offering on November 29, 1989, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The following bar chart shows the year-to-year performance of the Fund since January 1, 1992.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                              Annual Total Returns

13.54%  1.66%  -1.46%   32.93%  21.77%  33.12%  26.99%  14.99%  -6.02%   -12.69%
--------------------------------------------------------------------------------
 1992   1993    1994     1995    1996    1997    1998    1999    2000      2001

      For the ten years ended December 31, 2001, the best and worst quarterly returns were:

o     Best quarterly return: 23.50%, during the quarter ended December 31, 1998

o     Worst quarterly return: (14.98)% during the quarter ended September 30,
      2001

      The following table shows the Fund's average annual returns (before and after taxes) for the one, five and ten years ended December 31, 2001 and since the Fund's initial offering on November 29, 1989, as compared to the S&P 500 Index, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

               Average Annual Total Returns for the Periods Ended
                                December 31, 2001
--------------------------------------------------------------------------------
                                                                       Since
                                   1 Year      5 Years    10 Years   Inception
                                                                    November 29,
                                                                        1989
--------------------------------------------------------------------------------
Fund

Return before
taxes                             (12.69)%      9.79%      11.37%      12.58%

Return after
taxes on
distributions                     (13.22)%      9.17%      10.76%      11.92%

Return after
taxes on
distributions
and sale of
Fund shares                       (7.21)%       8.16%       9.65%      10.80%

S&P 500
Index
(reflects no
deduction for
fees,
expenses or
taxes)                            (11.89)%     10.70%      12.94%      13.04%

----------

Fund Fees and Expenses

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases .......................  None
Maximum deferred sales charge (load) ...................................  None
Redemption fee .........................................................  None
Exchange fee ...........................................................  None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees ........................................................  1.00%
Distribution (12b-1) fees ..............................................  None
Other expenses .........................................................  0.11%
Total annual Fund operating expenses ...................................  1.11%



Example

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year ...............................................                    $  117
3 years ..............................................                    $  363
5 years ..............................................                    $  629
10 years .............................................                    $1,389

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

      Papp Stock Fund is available to the residents of all 50 states.

                            PAPP AMERICA-ABROAD FUND

Investment Objective

      Papp America-Abroad Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

      America-Abroad Fund is a way to invest "internationally" without leaving the U.S. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S. (each as further defined below).

      The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o At least 35% of its aggregate reported sales and other revenues, or its reported operating earnings, were classified by the company as "foreign", "international" or "outside the U.S.", or

o At least 25% of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

      The Fund may invest up to 30% of its common stock assets in stocks of foreign companies that are traded in the U.S.

      In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

      The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

      Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

      If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

How Do I Know if the Fund Is Right For Me?

      The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

      The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

      The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one, five and ten years ended December 31, 2001 and since the Fund's initial offering on December 6, 1991, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The following bar chart shows the year-to-year performance of the Fund since January 1, 1992.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                              Annual Total Returns

 7.44%  -0.10%   7.77%  37.05%  27.65%  29.92%  23.83%  14.01%  -8.62%   -15.92%
--------------------------------------------------------------------------------
 1992    1993    1994    1995    1996    1997    1998    1999    2000      2001

      For the ten years ended December 31, 2001, the Fund's best and worst quarterly returns were:

o     Best quarterly return: 27.81%, during the quarter ended December 31, 1998

o     Worst quarterly return: (15.65)%, during the quarter ended September 30,
      2001

      The following table shows the Fund's average annual returns (before and after taxes) for the one, five and ten years ended December 31, 2001 and since the Fund's initial offering on December 6, 1991, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                      Average Annual Total Returns for the
                         Periods Ended December 31, 2001

--------------------------------------------------------------------------------
                                                                         Since
                                     1 Year      5 Years    10 Years   Inception
                                                                       December
                                                                        6, 1991
--------------------------------------------------------------------------------
Fund

Return before
taxes                               (15.92)%      7.10%      11.06%      12.02%

Return after
taxes on
distributions                       (16.61)%      6.12%      10.21%      11.17%

Return after
taxes on
distributions
and sale of
Fund shares                          (8.99)%      6.05%       9.43%      10.31%

Morgan
Stanley
World Index
(reflects no
deduction for
fees,
expenses or
taxes)                              (17.83)%      4.89%       7.86%       8.54%
================================================================================

Fund Fees and Expenses

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on
    purchases ..........................................................  None
Maximum deferred sales charge (load) ...................................  None
Redemption fee .........................................................  None
Exchange fee ...........................................................  None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees ........................................................  1.00%
Distribution (12b-1) fees ..............................................  None
Other expenses .........................................................  0.11%
Total annual Fund operating expenses ...................................  1.11%

Example

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year ................................................................   $  117
3 years ...............................................................   $  363
5 years ...............................................................   $  629
10 years ..............................................................   $1,389

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

      Papp America-Abroad Fund is available to the residents of all 50 states.

                          PAPP AMERICA-PACIFIC RIM FUND

Investment Objective

      Papp America-Pacific Rim Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies.

Principal Investment Strategies

      Papp America-Pacific Rim Fund is a way to emphasize investments in the Pacific Rim region, without leaving the U.S. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim (as further defined below).

      The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o 50% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S., and

o 15% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

      The Fund may also invest in U.S. companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

      The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earnings or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

      In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

      The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

      Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

      If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

      In addition, the Fund's emphasis on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

How Do I Know if the Fund Is Right For Me?

      The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

      The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

      The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year ended December 31,

2001 and since the Fund's initial offering on March 14, 1997, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The following bar chart shows the year-to-year performance of the Fund since January 1, 1998.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                              Annual Total Returns

                       28.68%    24.86%    0.90%    -13.94%
                       ------------------------------------
                        1998      1999     2000       2001

      Since 1998, the Fund's best and worst quarterly returns were:

o     Best quarterly return: 26.89%, during the quarter ended December 31, 1998

o     Worst quarterly return: (16.38)%, during the quarter ended March 31, 2001

      The following table shows the Fund's average annual returns (before and after taxes) for the one year ended December 31, 2001 and since the Fund's initial offering on March 14, 1997, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. Companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

               Average Annual Total Returns for the Periods Ended
                                December 31, 2001
--------------------------------------------------------------------------------
                                                                 Since Inception
                                               1 Year             March 14, 1997
--------------------------------------------------------------------------------
Fund

Return before
taxes                                         (13.94)%                11.55%

Return after taxes
on distributions                              (13.99)%                11.17%

Return after taxes
on distributions
and sale of Fund
shares                                         (8.45)%                 9.70%

Morgan Stanley
  World Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)                                   (17.83)%                 4.70%

Fund Fees and Expenses

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on
    purchases ........................................................   None
Maximum deferred sales charge (load) .................................   None
Redemption fee .......................................................   None
Exchange fee .........................................................   None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees ......................................................   1.00%
Distribution (12b-1) fees ............................................   None
Other expenses .......................................................   0.40%
Total annual Fund operating expenses (gross) .........................   1.40%
Expense reimbursement ................................................  (0.15)%*
Total annual Fund operating expenses (net) ...........................   1.25%

----------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year ................................................................   $  131
3 years ...............................................................   $  408
5 years ...............................................................   $  706
10 years ..............................................................   $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

      Papp America-Pacific Rim Fund is available to the residents of all 50 states.

                                 PAPP FOCUS FUND

Investment Objective

      Papp Focus Fund seeks long-term capital growth.

Principal Investment Strategies

      Papp Focus Fund makes substantial investments in a relatively small number of U.S. and foreign companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

      In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

      The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

      The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if it invested in a larger number of stocks.

      If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

How Do I Know If the Fund Is Right For Me?

      The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

      The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

      The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year and since the Fund's initial offering on March 2, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                              Annual Total Returns

                            0.60%   -1.28%    -16.61%
                           --------------------------
                            1999     2000       2001

      Since 1999, the Fund's best and worst quarterly returns were:

o     Best quarterly return: 32.90%, during the quarter ended December 31, 2001

o     Worst quarterly return: (18.38)%, during the quarter ended March 31, 2001

      The following table shows the Fund's average annual returns for the one year ended December 31, 2001 and since the Fund's initial offering on March 2, 1998, as compared to the S&P 500, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

               Average Annual Total Returns for the Periods Ended
                                December 31, 2001

--------------------------------------------------------------------------------
                                                                Since Inception
                                                 1 Year          March 2, 1998
--------------------------------------------------------------------------------
Fund

Return before
taxes                                           (16.61)%             2.61%

Return after taxes
on distributions                                (16.62)%             2.30%

Return after taxes
on distributions
and sale of Fund
shares                                          (10.10)%             2.21%

S&P 500 Index
(reflects no
deduction for
fees, expenses or
taxes)                                          (11.89)%             3.71%

----------

Fund Fees and Expenses

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed
    on purchases .....................................................   None

Maximum deferred sales charge (load) .................................   None
Redemption fee .......................................................   None
Exchange fee .........................................................   None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees ......................................................   1.00%
Distribution (12b-1) fees ............................................   None
Other expenses .......................................................   1.34%
Total annual Fund operating expenses
     (gross) .........................................................   2.34%
Expense Reimbursement ................................................  (1.09)%*
Total annual Fund operating expenses (net) ...........................   1.25%

----------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year ................................................................   $  131
3 years ...............................................................   $  408
5 years ...............................................................   $  706
10 years ..............................................................   $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

      Shares of Papp Focus Fund are available to persons residing in certain states only. Contact the Fund at (800) 421-4004 to determine whether the Fund is available for residents of your state.

                        PAPP SMALL & MID-CAP GROWTH FUND

Investment Objective

      Papp Small & Mid-Cap Growth Fund's investment objective is long-term capital growth.

Principal Investment Strategies

      Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment.

      In choosing investments, the Fund looks for the stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

      The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. There can be no assurance that the Fund will achieve its investment objective.

      The stocks of small and medium-sized companies are often more volatile than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. Small and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares.

How Do I Know If the Fund Is Right For Me?

      The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

      The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

      The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year ended December 31, 2001 and since the Fund's initial offering on December 15, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                              Annual Total Returns

                           13.04%   31.32%      1.10%
                           --------------------------
                            1999     2000       2001

      Since 1999, the Fund's best and worst quarterly returns were:

o     Best quarterly return: 22.90%, during the quarter ended December 31, 1999

o     Worst quarterly return: (13.61)%, during the quarter ended September 30,
      2001

      The following table shows the Fund's average annual returns for the one year ended December 31, 2001 and since the Fund's initial offering on December 15, 1998, as compared to the Russell 2000 Stock Index, an unmanaged market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

      After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

               Average Annual Total Returns for the Periods Ended
                                December 31, 2001

--------------------------------------------------------------------------------
                                                              Since Inception
                                                1 Year       December 15, 1998
--------------------------------------------------------------------------------
Fund

Return before
taxes                                            1.13%             17.21%

Return after taxes
on distributions                                 1.13%             16.87%

Return after taxes
on distributions
and sale of Fund
shares                                           0.69%             14.17%

Russell 2000
Stock Index
(reflects no
deduction for
fees, expenses or
taxes)                                           2.49%              9.17%

----------

Fund Fees and Expenses

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed
    on purchases ....................................................    None
Maximum deferred sales charge (load) ................................    None
Redemption fee ......................................................    None
Exchange fee ........................................................    None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees .....................................................    1.00%
Distribution (12b-1) fees ...........................................    None
Other expenses ......................................................    0.69%*
Total annual Fund operating expenses
    (gross) .........................................................    1.69%
Expense reimbursement ...............................................   (0.44)%
                                                                        -----
Total annual Fund operating expenses (net) ..........................    1.25%

----------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year ................................................................   $  131
3 years ...............................................................   $  408
5 years ...............................................................   $  706
10 years ..............................................................   $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

      Papp Small & Mid-Cap Growth Fund is available to the residents of all 50 states.

                        INVESTMENT OBJECTIVES AND METHODS

Investment Objectives and Methods Applicable to All Funds

            All of the Papp Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding shares.

            The Papp Funds invest in different ways, but each follows the basic Papp investment strategy - each Fund tries to purchase the shares of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. The Funds measure a company's prospects for capital appreciation on an overall basis by such considerations as growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

            The Papp Funds are "buy and hold" investors. Once a security is purchased, the Funds ordinarily keep it so long as the Funds' adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. As a result, although the Funds' portfolio turnover rates will vary, they are not ordinarily more than 25% annually for each of Papp Stock Fund, Papp America-Abroad Fund and Papp America-Pacific Rim Fund and approximately 50% in the case of Papp Focus Fund and Papp Small & Mid-Cap Growth Fund.

            The Funds are not market-timers. They usually stay substantially fully invested in common stocks, except for the cash and cash equivalents they expect to need to pay their expenses and fund redemptions. The Funds, however, may from time to time take temporary defensive positions that are inconsistent with these principal investment strategies. If the Funds' adviser believes a temporary defensive position is necessary in view of market conditions, each Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

      Papp Stock Fund

            Under normal circumstances, Papp Stock Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks. The Fund may invest up to 5% of its net assets in securities convertible into common stocks. There is no restriction on the size of the companies in which Papp Stock Fund may invest, but it usually invests in large or mid-sized companies. The Fund considers large and mid-sized companies to be those at least as large as the companies included in the S&P Mid-Cap 400 Stock Index, which ranged from $262 million to $9.806 billion at March 28, 2002.

      Papp America-Abroad Fund

            Under normal circumstances, Papp America-Abroad Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. Companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S. (each as further defined below). The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

            o At least 35% of its aggregate reported sales and other revenues, or of its reported operating earnings, were classified by the company as "foreign," "international" or "outside the U.S.," or

            o At least 25% of any one of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

            The Fund's adviser relies on the annual geographic segment data published and provided by companies to determine which companies meet these criteria.

            Papp America-Abroad Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the U.S.

      Papp America-Pacific Rim Fund

            Under normal circumstances, Papp America-Pacific Rim Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim (as further defined below). The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy the following criteria:

            o 50% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S.; and

            o 15% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

In addition (and not included toward the 65% discussed in the preceding sentence) the Fund may invest in U.S. companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

            In determining which U.S. companies are eligible for inclusion in the Fund's portfolio, the Fund's adviser relies largely on published annual geographic data provided by many multinational companies. However, many companies do not separately report earnings by geographic source. As a result, the Fund's adviser also relies on discussions with officials of companies being considered for inclusion in the Fund's portfolio.

            The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earnings or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

      Papp Focus Fund

            Papp Focus Fund makes substantial investments in a relatively small number of U.S. and foreign companies. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

            In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

            The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S.

      Papp Small & Mid-Cap Growth Fund

            Under normal circumstances, Papp Small & Mid-Cap Growth Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment. The Fund's adviser believes that carefully selected small and medium-sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. Many of those companies have developed significant expertise in the more limited markets they serve, and are able to increase their sales and earnings at a more rapid pace than the average company. Further, these companies typically are subject to less Wall Street research than larger companies and are more likely to be priced inefficiently.

            Small-cap companies are those whose market capitalizations fall within the range of companies in the S&P Small-Cap 600 Index (the Small-Cap Index) while mid-cap companies are those whose market capitalizations fall within the range of companies in the S&P Mid-Cap 400 Index (the Mid-Cap Index). As of March 28, 2002, the Small-Cap Index included companies with capitalizations between approximately $51 million and $3.186 billion while the Mid-Cap Index included companies with capitalizations between approximately $262 million and $9.806 billion.

            The Fund may invest a maximum of 20% of its common stock assets in foreign domiciled companies if they are traded in the U.S.

                                  RISK FACTORS

Market Risk

            Each of the Funds invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Funds, alone or together, are not intended to present a balanced investment program. They are not intended to be a vehicle for short-term trading, but are intended for investment for the long-term. You may receive little or no return on your investment or may lose part of your investment and there can be no assurance that the Funds will achieve their investment objectives.

Other Risks

            Each of Papp America-Abroad Fund, Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund also present other risks. Below are the additional risks of these Funds.

      Papp America-Abroad Fund and Papp America-Pacific Rim Fund

            Because the Funds invest primarily in companies with foreign business interests (either in U.S. companies with substantial international activities or foreign companies), investing in these Funds may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Funds' portfolio companies, especially those with commitments in developing countries. The companies in which the Funds invest may be affected by: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

            If the Funds invest directly in foreign companies, even through U.S. traded securities, the Funds would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

            Additionally, Papp America-Pacific Rim Fund's focus on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes that Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

      Papp Focus Fund

            A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each stock may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that stock will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had it invested in a larger number of securities. Because the Fund may invest in foreign business interests, the Fund is subject to the same risks as the Papp America-Abroad Fund.

      Papp Small & Mid-Cap Growth Fund

            The stocks of small and medium-sized companies often involve more volatility and tend to be less liquid than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. During some periods, the securities of small and mid-cap companies, as a class, have performed better than the securities of large companies and in other periods they have performed worse. Small and mid-cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a less diversified product line - making them more susceptible to market pressures. Also, because the Fund may invest in foreign business interests, the Fund is subject to the same risks as the Papp America-Abroad Fund.

                                PURCHASING SHARES

     SEE THE NEW ACCOUNT PURCHASE APPLICATION ACCOMPANYING THIS PROSPECTUS.

            To make an initial purchase of shares, you should complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp Funds, 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016 or to P.O. Box 15508, Phoenix, Arizona 85066.

            The purchase price of each Fund's shares is the net asset value per share (NAV) next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales loads or commissions. The minimum initial investment to open an account is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

            Each Fund will acknowledge your investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, with a statement showing the number of shares you purchased, the net asset value at which you purchased the shares, and your new balance of Fund shares owned. The Funds do not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Funds without the issuance of certificates.

            The Funds may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their customers on whose behalf the authorized agent holds shares of the Funds. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

            Some financial institutions that act as the Funds' agent or that otherwise maintain nominee accounts with the Funds for their clients for whom they hold Fund shares might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. The adviser pays these fees.

            The Funds reserve the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

            You may request the delivery of a single "shared" copy of each prospectus and shareholder report to you and all other shareholders who share your address by indicating your request on the New Account Purchase Application. You may request delivery of individual copies by calling the

Funds at (800) 421-4004 or by writing to the following address: 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016. A Fund will commence sending individual copies within 30 days after it receives your request.

                                REDEEMING SHARES

            We will redeem all or any part of shares you own upon written request delivered to the Funds at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016, or P.O. Box 15508, Phoenix, Arizona 85066. The redemption request must:

            (1) specify the number of shares or dollar amount you want to redeem, if less than all of your shares are to be redeemed;

            (2) be signed by all owners of the shares exactly as their names appear on our account; and

            (3) include a signature guarantee in some instances. A signature guarantee is a way to protect the Funds and their shareholders, by guaranteeing that a person signing a request is really the person he or she claims to be. Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public cannot guarantee a signature. A signature guarantee may be waived by the Funds' transfer agent at the transfer agent's own discretion and risk.

            If you are making a redemption request on behalf of a corporation, partnership, trust, limited liability company, fiduciary, executor, or administrator, you must send us written evidence of your authority to act. Under certain circumstances, before the shares can be redeemed, we may require additional documents to verify the authority of the person seeking to redeem. Call (800) 421-4004 before submitting a redemption request if you have any questions about the documents required.

            Under ordinary circumstances, a signature guarantee will not be required. However, a signature guarantee is necessary under the following circumstances:

            (1)   the redemption request exceeds $25,000;

            (2) the proceeds of the redemption are requested to be sent to a person other than the registered holder(s) of the shares to be redeemed;

            (3) the proceeds of the redemption are to be mailed to an address other than the address of record; or

            (4) a change of address request has been received by the Fund or the Transfer Agent within the last 20 business days.

            In such cases, each signature on any redemption request must be guaranteed by a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A notary public is not an eligible guarantor.

            The redemption price per share is the net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than your cost, depending upon the value of a Fund's portfolio securities at the time of redemption. If the net asset value of your account falls below $1,000 because you sold shares, we may notify you that unless the value of your account is increased to at least $1,000 within 60 days, we will close your account and send the proceeds to you.

            We will pay you for the shares redeemed within seven days after our receipt of a request for redemption in good order. However, if you redeem shares immediately after they are purchased, we may delay paying the redemption proceeds until your check for the purchase price has cleared, which may take up to 15 days.

            The Funds may suspend or postpone redemptions during any period when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission.

Redemption in Kind

            Although the Funds intend to pay share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

            A Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of regular session trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

            For purposes of computing the NAV, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices or, if there have been no reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

                                   MANAGEMENT

Investment Adviser

            L. Roy Papp & Associates, LLP serves as investment adviser to the Funds. Subject to the overall authority of the board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. L. Roy Papp & Associates, LLP is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $780 million as of March 31, 2002. The adviser's address is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.

Portfolio Managers

            L. Roy Papp and Rosellen C. Papp, partners of the adviser, have managed the portfolios of each Fund since each Fund's commencement. Except for two years when he was U.S. director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates, LLP and its predecessor since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates, LLP and its predecessor since 1981.

Fees

            The adviser receives from each of the Funds, as compensation for its investment adviser and administrative services, a monthly fee at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse each Fund to the extent its total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

                                  DISTRIBUTIONS

            The Funds intend to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.

            The Funds automatically reinvest your dividends from net investment income and distributions from any net realized capital gains unless you request in writing to have them paid by check.

                               FEDERAL INCOME TAX

            Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. The tax you pay on a capital gains distribution depends generally on how long a Fund has held the portfolio securities it sold, and so may qualify as long-term capital gain even if you have held your Fund shares for one year or less. Distributions are taxable, whether received in cash or reinvested in shares of the Fund. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

            Each Fund will advise its shareholders annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

            If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 30% ("backup withholding") from dividend, capital gain and redemption payments to you. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application, which should be completed and returned to the Funds when you make your initial investment. You should consult your tax advisor concerning the application of federal, state, or foreign tax laws to your circumstances.

                              FINANCIAL HIGHLIGHTS

            The following tables are intended to help you understand each Fund's financial performance for the past five years (or the period during which the Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Arthur Andersen LLP, the Funds' independent public accountants. The report of the independent public accountants and further information about the performance of each Fund is contained in the Annual Report and the Statement of Additional Information, which may be obtained from the Funds free of charge.

Papp Stock Fund

                                                                                Years Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                         2001            2000             1999            1998            1997
                                                     -----------     -----------     ------------     -----------     -----------
Net asset value, beginning of period .............   $     37.09     $     42.20     $      37.36     $     29.78     $     22.70
Income from operations
    Net investment (loss)/income .................         (0.11)          (0.13)           (0.15)          (0.09)          (0.04)
    Net realized and unrealized (loss)/gain
    on investments ...............................         (4.58)          (2.22)            5.75            8.13            7.55
                                                     -----------     -----------     ------------     -----------     -----------
    Total from operations ........................         (4.69)          (2.35)            5.60            8.04            7.51
Less Distributions
    Dividend from net investment income ..........            --              --               --              --              --
    Distribution of net realized gain ............         (1.00)          (2.76)           (0.76)          (0.46)          (0.43)
                                                     -----------     -----------     ------------     -----------     -----------
    Total Distributions ..........................         (1.00)          (2.76)           (0.76)          (0.46)          (0.43)
Net asset value, end of period ...................   $     31.40     $     37.09     $      42.20     $     37.36     $     29.78
                                                     ===========     ===========     ============     ===========     ===========
    Total Return .................................        (12.69%)         (6.02)%          14.99%          26.99%          33.12%
                                                     ===========     ===========     ============     ===========     ===========
Ratios/Supplemental Data
    Net assets, end of period ....................   $75,215,284     $98,472,509     $105,101,464     $98,608,333     $79,820,068
    Expenses to average net assets ...............          1.11%           1.09%            1.09%           1.10%           1.12%
    Investment income to average net assets (a) ..          0.91%           0.71%            0.71%           0.82%           1.00%
    Portfolio turnover rate ......................          4.92%          13.33%            6.60%           9.74%           6.19%

Papp America - Abroad Fund

                                                                                  Years Ended December 31,
                                                    -------------------------------------------------------------------------------
                                                        2001             2000             1999             1998             1997
                                                    -----------     ------------     ------------     ------------     ------------
Net asset value, beginning of period .............  $     27.75     $      35.25     $      32.13     $      25.98     $      20.11
Income from operations
    Net investment (loss)/income .................        (0.18)           (0.22)           (0.23)           (0.05)            0.01
    Net realized and unrealized (loss)/
    gain on investments ..........................        (4.19)           (2.19)             4.74             6.24             6.00
                                                    -----------     ------------     ------------     ------------     ------------
    Total from operations ........................        (4.37)           (2.41)            4.51             6.19             6.01
Less Distributions
    Dividend from net investment income ..........           --               --               --               --            (0.01)
    Distribution of net realized gain ............        (1.00)           (5.09)           (1.39)           (0.04)           (0.13)
                                                    -----------     ------------     ------------     ------------     ------------
    Total Distributions ..........................        (1.00)           (5.09)           (1.39)           (0.04)           (0.14)
Net asset value, end of period ...................  $     22.38     $      27.75     $      35.25     $      32.13     $      25.98
                                                    ===========     ============     ============     ============     ============
    Total Return .................................       (15.92%)          (8.62)%          14.01%           23.83%           29.92%
                                                    ===========     ============     ============     ============     ============
Ratios/Supplemental Data
     Net assets, end of period ...................  $99,314,845     $168,616,225     $242,610,345     $342,814,636     $288,249,294
    Expenses to average net assets ...............         1.11%            1.08%            1.07%            1.08%            1.11%
    Investment income to average net assets (a) ..         0.84%            0.57%            0.61%            0.82%            1.24%
    Portfolio turnover rate ......................         3.76%           10.78%            5.47%           24.97%            4.71%

----------
Notes to Financial Highlights:

(a) Computed giving effect to investment adviser's expense limitation undertaking.

Papp America-Pacific Rim Fund

                                                                       Years Ended December 31,                      Period Ended
                                                     -----------------------------------------------------------     December 31,
                                                         2001            2000            1999            1998           1997(a)
                                                     -----------     -----------     -----------     -----------     ------------
Net asset value, beginning of period .............   $     18.07     $     19.44     $     15.57     $     12.10     $     10.00
Income from operations
    Net investment loss ..........................         (0.08)          (0.09)          (0.12)          (0.06)             --
    Net realized and unrealized gain/
    (loss) on investments ........................         (2.44)           0.53            3.99            3.53            2.11
                                                     -----------     -----------     -----------     -----------     -----------
    Total from operations ........................         (2.52)           0.44            3.87            3.47            2.11
Less Distributions
    Dividend from investment income ..............            --              --              --              --              --
    Distribution of net realized gain ............         (0.04)          (1.81)             --              --           (0.01)
                                                     -----------     -----------     -----------     -----------     -----------
    Total Distributions ..........................         (0.04)          (1.81)             --              --           (0.01)
Net asset value, end of period ...................   $     15.51     $     18.07     $     19.44     $     15.57     $     12.10
                                                     ===========     ===========     ===========     ===========     ===========
    Total Return .................................        (13.94)%          0.90%          24.86%          28.68%          21.11%
                                                     ===========     ===========     ===========     ===========     ===========
Ratios/Supplemental Data
    Net assets at end of period ..................   $14,651,014     $17,636,602     $16,478,700     $14,705,830     $13,741,389
    Expenses to average net assets (b) ...........          1.25%           1.25%           1.25%           1.25%           1.25%*
    Investment income to average net assets (c) ..          0.77%           0.63%           0.58%           0.79%           1.30%*
    Portfolio turnover rate ......................          7.25%          28.33%          17.52%          13.73%          14.30%*

Papp Focus Fund

                                                              Year Ended December 31,            Period Ended
                                                     ----------------------------------------    December 31,
                                                        2001           2000           1999          1998(d)
                                                     ----------     ----------     ----------    ------------
Net asset value, beginning of period .............   $    12.35     $    13.41     $    13.33     $    10.00
Income from operations
    Net investment loss ..........................        (0.08)         (0.09)         (0.11)         (0.06)
    Net realized and unrealized (loss)/gain
    on investments ...............................        (1.97)         (0.07)          0.19           3.39
                                                     ----------     ----------     ----------     ----------
    Total from operations ........................        (2.05)         (0.16)          0.08           3.33
Less Distributions
    Dividend from investment income ..............           --             --             --             --
    Distribution of net realized gain ............        (0.01)         (0.90)            --             --
                                                     ----------     ----------     ----------     ----------
    Total Distributions ..........................        (0.01)         (0.90)            --             --
Net asset value, end of period ...................   $    10.29     $    12.35     $    13.41     $    13.33
                                                     ==========     ==========     ==========     ==========
    Total Return .................................       (16.61)%        (1.28)%         0.60%         33.30%
                                                     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
    Net assets, end of period ....................   $2,392,523     $3,279,623     $3,951,395     $4,031,393
    Expenses to average net assets (e) ...........         1.25%          1.25%          1.25%          1.25%*
    Investment income to average net assets (c) ..         0.93%          0.72%          0.54%          0.70%*
    Portfolio turnover rate ......................        29.91%         45.72%         53.85%         50.37%*

----------
Notes to Financial Highlights:

*     Annualized
(a)   From the date of commencement of operations (March 14, 1997).
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.40%, 1.32%, 1.39% , 1.41% and 1.55%, for the periods ended December 31, 2001,
      2000, 1999, 1998 and 1997, respectively.
(c) Computed giving effect to investment adviser's expense limitation undertaking.
(d)   From the date of commencement of operations (March 2, 1998).
(e) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.34%, 1.91%, 1.63% and 1.38% for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.

Papp Small & Mid-Cap Growth Fund

                                                                Years Ended December 31,            Period Ended
                                                       ----------------------------------------     December 31,
                                                          2001           2000           1999          1998(a)
                                                       ----------     ----------     ----------     ----------
Net asset value, beginning of period ...............   $    23.02     $    18.31     $    16.20     $    15.00
Income from operations
    Net investment loss ............................        (0.12)         (0.14)         (0.14)            --
    Net realized and unrealized gain
    on investments .................................         0.38           5.89           2.25           1.20
                                                       ----------     ----------     ----------     ----------
    Total from operations ..........................         0.26           5.75           2.11           1.20
Less Distributions
    Dividend from investment income ................           --             --             --             --
    Distribution of net realized gain ..............           --          (1.04)            --             --
                                                                      ----------
    Total Distributions ............................           --          (1.04)            --             --
Net asset value, end of period .....................   $    23.28     $    23.02     $    18.31     $    16.20
                                                       ==========     ==========     ==========     ==========
    Total Return ...................................         1.13%         31.32%         13.04%          8.00%
                                                       ==========     ==========     ==========     ==========
Ratios/Supplemental Data
    Net assets, end of period ......................   $9,764,322     $6,762,147     $4,325,499     $1,566,225
    Expenses to average net assets (b) .............         1.25%          1.25%          1.25%          1.25%*
    Investment income to average net assets (c) ....         0.39%          0.36%          0.32%          1.01%*
    Portfolio turnover rate ........................        10.57%         40.42%         53.07%          0.00%*

----------
Notes to Financial Highlights:

*     Annualized
(a)   From the date of commencement of operations (December 15, 1998).
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.69%, 1.89%, 1.68% and 1.56% for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

                            THE PAPP FAMILY OF FUNDS

                              (Pure no-load funds)

      Additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Shareholder reports contain management's discussion of the market conditions, investment strategies and performance results that significantly affected each Fund's performance as of the end of the Fund's latest semi-annual or annual fiscal year end. You may obtain free copies of the Funds' annual and semi-annual reports, the Statement of Additional Information, request other information and discuss your questions about each Fund by writing or calling:

                                   Papp Funds
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

      When the Funds receive a request for the Statement of Additional Information, the annual report or the semi-annual report, the Funds will send the requested documents within 3 business days of the receipt of the request.

      In addition, you may obtain this and other information about each Fund directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549 or by email request at publicinfo@sec.gov.

Stock Fund                          811-05922

America-Abroad Fund                 811-06402

America-Pacific Rim Fund            811-08005

Focus Fund                          811-08601

Small & Mid-Cap Growth Fund         811-09055

                            THE PAPP FAMILY OF FUNDS

                       Statement of Additional Information

[Image of L. Roy Papp]             May 1, 2002

                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

================================================================================

      This Statement of Additional Information relates to Papp Stock Fund, Inc., Papp America-Abroad Fund, Inc., Papp America-Pacific Rim Fund, Inc., Papp Focus Fund, Inc. and Papp Small & Mid-Cap Growth Fund, Inc. (each a "Fund" and collectively the "Funds"). This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated May 1, 2002 and any supplement to the prospectus. You may obtain free copies of the prospectus by writing or calling the Funds at the address or telephone number shown above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents

                                                                            Page
Information about the Funds and Their Shares.................................1
Investment Policies..........................................................2
Investment Restrictions......................................................3
Investment Adviser...........................................................6
Management of the Funds......................................................7
Code of Ethics..............................................................11
Principal Shareholders......................................................11
Portfolio Transactions and Brokerage........................................12
Performance Information.....................................................13
Purchasing and Redeeming Shares.............................................17
Additional Tax Information..................................................17
Custodian....................................................................18
Transfer Agent..............................................................18
Financial Statements........................................................18

--------------------------------------------------------------------------------

Information about the Funds and Their Shares

      Each Fund is an open-end management investment company that is organized as a Maryland Corporation. All of the Funds are diversified except Focus Fund, which is non-diversified. Papp Stock Fund, Inc. was incorporated on September 15, 1989 and commenced operations on November 29, 1989.

Prior to April 1999, Papp Stock Fund, Inc. was named The L. Roy Papp Stock Fund, Inc. Papp America-Abroad Fund, Inc. was incorporated on August 15, 1991, and commenced operations on December 6, 1991. Papp America-Pacific Rim Fund, Inc. was incorporated on December 18, 1996 and commenced operations on March 14, 1997. Papp Focus Fund was incorporated on December 17, 1997 and commenced operations on March 2, 1998. Papp Small & Mid-Cap Growth Fund was incorporated on September 15, 1998 and commenced operations on December 15, 1998. L. Roy Papp & Associates, LLP ("the Adviser") provides investment advisory services to the Funds.

      Each share of capital stock of a Fund, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares of that Fund declared by its Board of Directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

      According to Maryland law and each Fund's bylaws, the Funds are not required to hold annual meetings of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of that Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the 1940 Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

Investment Policies

      The Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of that Fund's outstanding shares. The investment objectives of the Funds are more fully described in the prospectus under the caption of "Investment Objective" for each Fund and under the caption "Investment Objectives and Methods." The primary manner in which the Funds pursue their investment objectives is discussed in the prospectus under the captions "Investment Objectives and Methods" and "Risk Factors."

      Temporary Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies. If a Fund's Adviser believes a temporary defensive position is necessary in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

      Portfolio Turnover. Each of the Stock Fund, America-Abroad Fund and America-Pacific Rim Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. Each of the Focus Fund and Small & Mid-Cap Growth Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in a small number of securities or in small and mid-capitalization securities, respectively. However, there can be no assurance that the Funds will not exceed this rate, and the portfolio turnover rate may vary from year to year. In particular, the turnover rate of Focus Fund may vary significantly from year to year because of the need to maintain the portfolio diversification required by the Internal Revenue Code and the small number of portfolio holdings.

Investment Restrictions

      Each Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of that Fund's outstanding shares. The Funds' fundamental investment restrictions are as follows:

      Papp Stock Fund and Papp America-Abroad Fund

      Neither Fund may:

            1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

            2. Acquire securities of any one issuer that at time of investment
            (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

            3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

            4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

            5. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

            6. Invest in repurchase agreements or reverse repurchase agreements;

            7. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

            8. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

            9. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

            10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

            11. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

            12. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

            13. Purchase or sell commodities, commodity contracts or options;

            14. Make margin purchases or short sales of securities;

            15. Invest in companies for the purpose of management or the exercise of control;

            16. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 4 above);

            17. Invest in or write puts, calls, straddles or spreads;

            18. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration; and

            19. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

      Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund

      No Fund may:

            1. (for Papp America-Pacific Rim Fund and Papp Small & Mid-Cap Growth Fund only) To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

            2. Acquire securities of any one issuer that at time of investment
            (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

            3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

            4. (for Papp America-Pacific Rim Fund only) Invest in repurchase agreements or reverse repurchase agreements;

            5. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

            6. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

            7. Purchase or sell commodities, commodity contracts or options;

            8. Make margin purchases or short sales of securities;

            9. Invest in companies for the purpose of management or the exercise of control;

            10. (for Papp America-Pacific Rim Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 5 above);

                  (for Focus Fund and Papp Small & Mid-Cap Growth Fund only)
            Make loans (but this restriction shall not prevent the Fund from investing in debt securities); and

            11. Issue any senior security except to the extent permitted under the 1940 Act.

      Each Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

            a. (For Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small and Mid-Cap Growth Fund only) Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

            b. (For Papp America-Pacific Rim Fund and Papp Focus Fund only) Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

            c. (For Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small and Mid-Cap Growth Fund only) Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

            d. (For Papp Stock Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks;

            e. (For Papp America-Abroad Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S.;

            f. (For Papp America-Pacific Rim Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim; and

            g. (For Papp Small & Mid-Cap Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment.

      A Fund (other than Papp Focus Fund) will notify shareholders at least sixty (60) days prior to any change in its 80% policy (enumerated in paragraphs d through g above). In addition, neither Papp Stock Fund nor Papp America-Abroad Fund intends to issue any senior security except to the extent permitted under the 1940 Act. None of Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund intends to purchase or sell real estate or interests in real estate, although each may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

Investment Adviser

     L. Roy Papp & Associates, LLP provides investment advisory and management services to the Funds. The Adviser is an Arizona limited liability partnership owned and controlled by its partners, of whom there were twelve at the date of this Statement of Additional Information: L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Bruce C. Williams, George D. Clark, Jr., Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Jane E. Couperus, John L. Stull, and Russell A. Biehl. L. Roy Papp owns a majority interest in the partnership.

      Subject to the overall authority of each Fund's Board of Directors, the Adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. As compensation for its investment advisory and administrative services, the Adviser receives from each Fund, a monthly fee, at an annual rate of 1% of that Fund's average daily net assets. The Adviser has agreed to reimburse the Funds to the extent a Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

      The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                                      Fees Paid During    Fees Paid During    Fees Paid During
                                          Year Ended          Year Ended          Year Ended
               Fund                   December 31, 2001   December 31, 200O   December 31, 1999
               ----                   -----------------   -----------------   -----------------
Papp Stock Fund
     Advisory Fee                         $  818,013          $1,051,489          $  966,638

Papp America-Abroad Fund
     Advisory Fee                         $1,276,634          $2,134,014          $2,877,790

Papp America-Pacific Rim Fund
     Advisory Fee                         $  151,795          $  188,319          $  140,437
     Reimbursement                        $   22,412          $   12,415          $   20,357

Papp Focus Fund
     Advisory Fee                         $   25,713          $   37,046          $   41,681
     Reimbursement                        $   25,713          $   24,499          $   15,959

Papp Small & Mid-Cap Growth Fund
     Advisory Fee                         $   80,072          $   55,325          $   33,639
     Reimbursement                        $   35,841          $   35,495          $   14,585

      Under the Advisory Agreements, the Adviser furnishes at its own expense office space to the Funds and all necessary office facilities, equipment, and personnel for managing the assets of the Funds. The Adviser also pays all expenses of marketing shares of the Funds, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

      The Funds pay all expenses incident to their operations and business not specifically assumed by the Adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Funds under the 1940 Act and registration of their shares under the Securities Act of 1933; and complying with the securities laws of certain states.

      The Advisory Agreements provide that the Adviser shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreements.

      The Advisory Agreements may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. At a meeting of the Board of Directors of the Funds held on September 7, 2001, called in part for the purpose of voting on the renewal of the Advisory Agreements, the Advisory Agreements were renewed through September 24, 2002 by the unanimous vote of the directors present at the meeting, and the unanimous vote of the "non-interested" directors of the Funds voting separately. The directors considered, among other things, the financial condition of the Adviser, the terms of the Advisory Agreements, the Adviser's personnel and method of analysis, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Funds, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. The Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

Management of the Funds

      The Board of Directors has overall responsibility for the conduct of each Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Funds are not required to hold meetings of shareholders. A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

      The names of the directors and officers of each Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they have held, are shown below.

                                                                                                      Number of
Name, Position(s) and Age at      Date First Elected or       Principal Occupation(s) During      Portfolios in Fund       Other
      January 1, 2002              Appointed to Office              Past Five Years                Complex Overseen    Directorships
      ---------------              -------------------              ---------------                ----------------    -------------
Directors who are interested persons of the Fund(1):

L. Roy Papp,(2) 74                         1989                  Partner, L. Roy Papp &                   Five              None
Chairman and Director                                            Associates, LLP.

Harry A. Papp,(2),(3) 47                   1989                  Partner, L. Roy Papp &                   Five              None
President and Director                                           Associates, LLP.

Robert L. Mueller,(2) 73                   1989                  Partner, L. Roy Papp &                   Five              None
Vice President, Secretary and                                    Associates, LLP.
Director

Rosellen C. Papp,(2),(3) 47                1989                  Partner, L. Roy Papp &                   Five              None
CFA, Vice President, Treasurer                                   Associates, LLP.
and Director

Bruce C. Williams,(2) 48                   1989                  Partner, L. Roy Papp &                   Five              None
Vice President and Director                                      Associates, LLP.

Directors who are not interested persons of the Fund(1):

James K. Ballinger, 52                     1989                  Director, Phoenix Museum of              Five              None
Director                                                         Art.

Amy S. Clague, 69                          1989                  Private investor since 2000;             Five              None
Director                                                         prior thereto, Partner, Boyd
                                                                 and Clague, bookkeeping
                                                                 services.
Carolyn P. O'Malley, 54                    1996                  Executive Director, Dorrance             Three             None
Director, America-Pacific Rim                                    Family Foundation since 2001;
Fund, Focus Fund and Small &                                     prior thereto, Executive
Mid-Cap Growth Funds only                                        Director, Desert Botanical
                                                                 Garden.

----------
(1)   Director of each Fund unless otherwise noted.

(2) Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

(3) Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

                                                                                                      Number of
Name, Position(s) and Age at      Date First Elected or       Principal Occupation(s) During      Portfolios in Fund       Other
      January 1, 2002              Appointed to Office              Past Five Years                Complex Overseen    Directorships
      ---------------              -------------------              ---------------                ----------------    -------------
Officers of the Fund:

Victoria S. Cavallero, 44                  1990                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP.

George D. Clark, Jr., 62                   1990                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP.

Jeffrey N. Edwards, 43                     1990                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP.

Julie A. Hein, 39                          1991                  Partner, L. Roy Papp &                   Five              NA
Vice President and                                               Associates, LLP.
Assistant Treasurer

Jane E. Couperus, 32                       2001                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP since 2001;
                                                                 prior thereto, Associate, L.
                                                                 Roy Papp & Associates, LLP
                                                                 and its predecessor since
                                                                 1997.

John L. Stull, 37                          2001                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP since 2001;
                                                                 prior thereto, Associate, L.
                                                                 Roy Papp & Associates, LLP
                                                                 since 1997 and Financial
                                                                 Analyst, Finova Capital Group.

Russell A. Biehl, 38                       2001                  Partner, L. Roy Papp &                   Five              NA
Vice President                                                   Associates, LLP since 2001;
                                                                 prior thereto, Associate, L.
                                                                 Roy Papp & Associates, LLP
                                                                 since 1998 and Portfolio
                                                                 Manager, Harris Trust Bank.

      The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

      As of April 1, 2002, the directors and officers of the Funds beneficially owned, in the aggregate, the following percentages of the outstanding shares of the Funds:

                    -----------------------------------------------
                                Fund                     Shares (%)
                    -----------------------------------------------
                    Stock Fund                              4.1%
                    -----------------------------------------------
                    America-Abroad Fund                     1.1%
                    -----------------------------------------------
                    America-Pacific Rim Fund               10.6%
                    -----------------------------------------------
                    Focus Fund                             21.3%
                    -----------------------------------------------
                    Small & Mid-Cap Growth Fund            23.4%
                    -----------------------------------------------

      The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the directors of the Funds. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Funds, as of the close of business on April 15, 2002.

                        Dollar Range of Equity Securities
                         Beneficially Owned at 12/31/01

                                                 Papp         Papp America-                         Papp Small &        Aggregate
                          Papp Stock           America-        Pacific Rim        Papp Focus           Mid-Cap           for Fund
Name of Director             Fund            Abroad Fund           Fund              Fund            Growth Fund         Complex
------------------------------------------------------------------------------------------------------------------------------------
L. Roy Papp(1)         $  over 100,000     $ over 100,000   $   over 100,000    $ over 100,000     $ over 100,000    $  over 100,000
Harry A. Papp(1)          over 100,000       over 100,000       over 100,000     10,001-50,000       over 100,000       over 100,000
Robert L. Mueller(1)      over 100,000      10,001-50,000      10,001-50,000     10,001-50,000      10,001-50,000       over 100,000
Rosellen C. Papp(1)       over 100,000       over 100,000       over 100,000     10,001-50,000       over 100,000       over 100,000
Bruce C. Williams(1)      over 100,000       over 100,000       over 100,000              None       over 100,000       over 100,000
James K. Ballinger       10,001-50,000      10,001-50,000      10,001-50,000          1-10,000           1-10,000     50,001-100,000
Amy S. Clague           50,001-100,000     50,001-100,000     50,001-100,000              None           1-10,000       over 100,000
Carolyn P. O'Malley               None               None           1-10,000              None               None           1-10,000

----------
(1)   Indicates an "interested person" of the Funds, as defined in the 1940 Act.

      No director who is not an interested person of the Funds owns beneficially or of record, any security of the Adviser, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

      L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the Executive Committee for each of the Funds, which has authority during intervals between meetings of the Boards of Directors to exercise the powers of the Board, with certain exceptions. The Executive Committees did not meet during the 2001 fiscal year. All of the directors and the officers, except Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley, are partners of L. Roy Papp & Associates, LLP, the Funds' Adviser, and serve without any compensation from the Funds.

      The following table sets forth the compensation the Funds paid to Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley during the fiscal year ended December 31, 2001. None of the Papp Funds has any pension or retirement plans.

                                                                                      Papp Small &         Total
                       Papp Stock    Papp America-    Papp America-    Papp Focus    Mid-Cap Growth   Compensation All
      Name                Fund        Abroad Fund   Pacific Rim Fund      Fund            Fund              Funds
      ----                ----        -----------   ----------------      ----            ----              -----
James K. Ballinger       $3,200         $4,400           $1,700           $400            $400             $10,100
Amy S. Clague            $3,200         $4,400           $1,700           $400            $400             $10,100
Carolyn P. O'Malley          --             --           $1,250           $300            $300             $ 1,850

Code of Ethics

The 1940 Act and rules thereunder require that the Funds and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Funds and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Funds and the Adviser to detect and prevent conflicts of interest.

Principal Shareholders

      The only persons known to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of a Fund as of April 1, 2002 were:

                        Name and Address                              Percentage
                        ----------------                              ----------

    Stock Fund
         Charles Schwab & Co., Inc.*                                    26.3%
         101 Montgomery Street
         San Francisco, CA 94104

    America-Abroad Fund
         Charles Schwab & Co., Inc.*                                    46.1%
         101 Montgomery Street
         San Francisco, CA 94104

         National Financial Services*                                   10.5%
         1 World Financial Center, 200 Liberty Street
         New York, NY 10281

    America-Pacific Rim Fund
         Charles Schwab & Co., Inc.*                                    27.2%
         101 Montgomery Street
         San Francisco, CA 94104

         NA Bank & Co *                                                  5.3%
         P. O. Box 2180
         Tulsa, OK  74101-2180

    Focus Fund
         L. Roy Papp                                                    19.3%
         6225 North 24th Street
         Phoenix, AZ 85016

         Frank & Nancy Russell                                           8.9%
         5104 N. 32nd Street, #349
         Phoenix, AZ  85018

    Small & Mid Cap Growth Fund
         Marco Capital Group                                            14.6%
         2009 Independence Drive
         Sherman, TX 75091

         L. Roy Papp                                                     5.9%
         6225 North 24th Street
         Phoenix, AZ 85016

         Charles Schwab & Co., Inc. *                                   22.2%
         101 Montgomery Street
         San Francisco, CA 94104

----------
*As nominee for its customers.

Portfolio Transactions and Brokerage

      The Adviser places portfolio transactions of the Funds with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Funds, either in a particular transaction or over a period of time. Although most transactions involve only brokerage services, a very few involve research services as well.

      In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

      In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment Adviser in managing the Funds' investment portfolios. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the Board of Directors of each Fund that other clients of the Adviser might also benefit from the information obtained for that Fund, in the same manner that the Fund might also benefit from information obtained by the Adviser in performing services to others.

      The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by each Fund's Board of Directors.

      In certain cases, the Adviser may obtain products or services from a broker that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Adviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Adviser personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions. The Adviser pays the provider in cash for the non-research portion of its use of these products or services.

      Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained otherwise.

      Although investment decisions for the Funds are made independently from those for other investment advisory clients of L. Roy Papp & Associates, LLP, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

      During fiscal years 2001, 2000 and 1999, the Funds paid the following commissions to brokers.

        Fund                           Brokerage Commissions Paid During Year
        ----                                    Ended December 31,
                                       --------------------------------------

                                      2001              2000               1999
                                      ----              ----               ----

Stock Fund                          $9,455            $ 9,997            $13,640

America-Abroad Fund                 30,519             46,315*            92,014

America-Pacific Rim Fund             2,035              4,888              3,457

Focus Fund                           1,902              2,167              2,818

Small & Mid-Cap Growth               5,171              4,380              3,706
     Fund

*The America-Abroad Fund makes most of its trades due to redemptions. The decrease in brokerage commissions paid can be attributed to a decrease in net redemptions. Net redemptions decreased from 55,000,000 in 2000 to 44,000,000 in 2001.

Performance Information

      From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

      Average Annual Total Return is computed as follows:

                ERV = P(l+T)n

      Where:    P =        a hypothetical initial investment of $1,000
                T =        average annual total return
                n =        number of years from initial investment to the end of
                           the period
                ERV =      ending redeemable value of a hypothetical $1,000
                           investment made at the beginning of the period at the end of the period (or fractional portion thereof).

      The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Funds. The Funds' total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Funds for a specified period of time. The Funds' total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                ATV(D) = P(l+T)(n)

      Where:    P =        a hypothetical initial investment of $1,000
                T =        average annual total return (after taxes on
                           distributions)
                n =        number of years
                ATV(D) =   ending value of a hypothetical $1,000 investment made
                           at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

            Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                ATV(DR) = P(l+T)(n)

      Where:    P =        a hypothetical initial investment of $1,000
                T =        average annual total return (after taxes on
                           distributions and redemption)
                n =        number of years
                ATV(DR) =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

      For example, total return and average annual total return for the following periods ended December 31, 2001 of an investment of $1,000 in each of the Funds were:

                                                                   Cumulative   Average Annual
                                                                      Total          Total
                                                                   Return (%)     Return (%)
                                                                   ----------     ----------
Stock Fund
Return before taxes
     1 Year ..................................................       -12.69%       -12.69%
     5 Years .................................................        59.50%         9.79%
     10 Years ................................................       193.71%        11.37%
     Life of the Fund (November 29, 1989) ....................       319.11%        12.58%
Return after taxes on distributions
     1 Year ..................................................       -13.22%       -13.22%
     5 Years .................................................        55.07%         9.17%
     10 Years ................................................       177.90%        10.76%
     Life of the Fund (November 29, 1989) ....................       290.19%        11.92%
Return after taxes on distributions and sale of Fund shares
     1 Year ..................................................        -7.21%        -7.21%
     5 Years .................................................        48.00%         8.16%
     10 Years ................................................       151.12%         9.65%
     Life of the Fund (November 29, 1989) ....................       245.58%        10.80%

                                                                   Cumulative   Average Annual
                                                                      Total          Total
                                                                   Return (%)     Return (%)
                                                                   ----------     ----------
America-Abroad Fund
Return before taxes
     1 Year ..................................................       -15.92%       -15.92%
     5 Years .................................................        40.93%         7.10%
     10 Years ................................................       185.33%        11.06%
     Life of the Fund (December 6, 1991) .....................       213.74%        12.02%
Return after taxes on distributions
     1 Year ..................................................       -16.61%       -16.61%
     5 Years .................................................        34.56%         6.12%
     10 Years ................................................       164.27%        10.21%
     Life of the Fund (December 6, 1991) .....................       190.47%        11.17%
Return after taxes on distributions and sale of Fund shares
     1 Year ..................................................        -8.99%        -8.99%
     5 Years .................................................        34.14%         6.05%
     10 Years ................................................       146.24%         9.43%
     Life of the Fund (December 6, 1991) .....................       168.70%        10.31%

                                                                   Cumulative   Average Annual
                                                                      Total          Total
                                                                   Return (%)     Return (%)
                                                                   ----------     ----------
Pacific-Rim Fund
Return before taxes
     1 Year ..................................................       -13.94%       -13.94%
     Life of the Fund (March 14, 1997) .......................        68.97%        11.55%
Return after taxes on distributions
     1 Year ..................................................       -13.99%       -13.99%
     Life of the Fund (March 14, 1997) .......................        66.17%        11.17%
Return after taxes on distributions and sale of Fund shares
     1 Year ..................................................        -8.45%        -8.45%
     Life of the Fund (March 14, 1997) .......................        55.92%         9.70%

                                                                   Cumulative   Average Annual
                                                                      Total          Total
                                                                   Return (%)     Return (%)
                                                                   ----------     ----------
Focus Fund
Return before taxes
     1 Year ..................................................       -16.61%       -16.61%
     Life of the Fund (March 2, 1998) ........................        10.39%         2.61%
Return after taxes on distributions
     1 Year ..................................................       -16.62%       -16.62%
     Life of the Fund (March 2, 1998) ........................         9.11%         2.30%
Return after taxes on distributions and sale of Fund shares
     1 Year ..................................................       -10.10%       -10.10%
     Life of the Fund (March 2, 1998) ........................         8.75%         2.21%

                                                                   Cumulative   Average Annual
                                                                      Total          Total
                                                                   Return (%)     Return (%)
                                                                   ----------     ----------
Small & Mid-Cap Growth Fund
Return before taxes
     1 Year ..................................................         1.13%         1.13%
     Life of the Fund (December 15, 1998) ....................        62.13%        17.21%
Return after taxes on distributions
     1 Year ..................................................         1.13%         1.13%
     Life of the Fund (December 15, 1998) ....................        60.72%        16.87%
Return after taxes on distributions and sale of Fund shares
     1 Year ..................................................         0.69%         0.69%
     Life of the Fund (December 15, 1998) ....................        49.69%        14.17%

Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Funds impose no sales charge and pay no distribution expenses. The Funds' performance figures are not a guarantee of future results. The Funds' performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing the Funds' performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this Statement of Additional Information.

      In advertising and sales literature, the Funds' performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Funds might use comparative performance as computed in a ranking determined by Lipper, Inc., Morningstar, Inc., or that of another service.

      The Funds may also note or provide reprints of articles or charts containing their mention including performance or other comparative rankings in newspapers, magazines, or other media from time to time. When a newspaper, magazine, or other publication mentions the Funds or L. Roy Papp &

Associates, LLP, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund; and (iii) descriptions of the economic and market outlook generally and for the Funds, in the view of the Funds, the Funds' portfolio managers or L. Roy Papp & Associates, LLP.

Purchasing and Redeeming Shares

      Purchases and redemptions are discussed in the Funds' prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

      Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, the Exchange is also closed on New Year's Day, Martin Luther King, Jr. Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the Board of Directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

      Each Fund has elected to be governed by rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

      Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus.

Additional Tax Information

      Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and recognized capital gains, reducing the amount of income and recognized capital gains that would otherwise be available for distribution to shareholders of that Fund.

      A Fund may elect to pass through to its shareholders their proportionate share of income, war profits, and excess profits taxes that it pays to foreign countries and United States possessions with respect to stock or securities in foreign corporations, provided more than 50% of the total assets of such Fund consists of such stock or securities and the Fund meets the distributions requirements applicable to regulated investment companies. However, no Fund expects its holdings in foreign stock or securities to comprise more than 50% of its total assets. Accordingly, a Fund that pays foreign taxes will likely deduct any such taxes, rather than passing such taxes through to shareholders to be claimed as deductions or credits on the latters' returns.

      For more information on taxation, see "Federal Income Tax" in the prospectus.

Custodian

      Compass Bank, 7335 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent

      L. Roy Papp & Associates, LLP, the investment adviser to the Funds, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds. Under the agreement, L. Roy Papp & Associates, LLP is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Funds' shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

      For its services, L. Roy Papp & Associates, LLP receives from the Funds a monthly fee of $.75 for each Fund shareholder account, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. The Board of Directors of each Fund has determined the charges by L. Roy Papp & Associates, LLP to the Funds are comparable to the charges of others performing similar services.

Financial Statements

      The financial statements included in this prospectus and statement of additional information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.



                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                              Number                 Fair
                                  Common Stocks                            of Shares                Value
-------------------------------------------------------------------------- ---------          -----------
FINANCIAL SERVICES (21.3%)
   General Electric Company
(Diversified financial and industrial company)                               104,000          $ 4,168,320
   Northern Trust Corporation
(Bank specializing in trust services)                                         66,000            3,974,520
   State Street Corporation
(Provider of U.S. and global securities custodial services)                  150,000            7,837,500
                                                                                               ----------
                                                                                               15,980,340
                                                                                               ----------
SPECIALTY RETAILING (9.5%)
   Walgreen Company
(Retail drug store chain)                                                     83,000            2,793,780
   Wal-Mart Stores, Inc.
      (Discount retailer)                                                     75,000            4,316,250
                                                                                               ----------
                                                                                                7,110,030
                                                                                               ----------
SOFTWARE (9.2%)
   Microsoft Corporation*
(Personal computer software)                                                 105,000            6,958,350
                                                                                               ----------

SEMICONDUCTORS & Equipment (9.2%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer
      of semiconductor manufacturing systems)                                 46,800            1,876,680
   Intel Corporation
(Manufacturer of microprocessors, microcontrollers, and memory chips)        150,000            4,717,500
   Linear Technology Corporation *
      (Designer of high performance analog semiconductors)                     9,200              359,168
                                                                                               ----------
                                                                                                6,953,348
                                                                                               ----------
MEDICAL PRODUCTS (9.2%)
   Medtronic, Inc.
(Manufacturer of implantable biomedical devices)                             135,000            6,913,350
                                                                                               ----------

INDUSTRIAL SERVICES (8.4%)
   G&K Services Inc., Class A
(Uniform rental service)                                                      16,000              516,800
   Interpublic Group of Companies, Inc.
(Worldwide advertising agencies)                                             115,000            3,397,100
   Omnicom Group, Inc.
(Worldwide advertising agencies)                                              27,000            2,412,450
                                                                                               ----------
                                                                                                6,326,350
                                                                                               ----------
PHARMACEUTICAL (8.3%)
   American Home Products Corporation
(Prescription pharmaceuticals)                                                17,500            1,073,800
   Merck & Company, Inc.
(Prescription pharmaceuticals)                                                88,000            5,174,400
                                                                                               ----------
                                                                                                6,248,200
                                                                                               ----------


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                              Number                  Fair
                   Common Stocks (continued)                               of Shares                 Value
-------------------------------------------------------------------------- ---------           -----------
INVESTMENT MANAGEMENT (6.1%)
   T. Rowe Price Associates, Inc.
(No-load mutual fund company)                                                132,000           $ 4,584,360
                                                                                               -----------

FINANCIAL PROCESSING (5.5%)
   Automatic Data Processing, Inc.
(Provider of computing and data processing services)                          31,500             1,855,350
   First Data Corporation
(Provider of credit card processing and money transfer services)              29,000             2,275,050
                                                                                               -----------
                                                                                                 4,130,400
                                                                                               -----------
CONSUMER PRODUCTS (4.7%)
   Clorox Company
(Manufacturer of bleach and other consumer products)                          90,000             3,559,500
                                                                                               -----------

RESTAURANTS (3.0%)
   McDonald's Corporation
(Fast food restaurants and franchising)                                       84,000             2,223,480
                                                                                               -----------

ELECTRONIC EQUIPMENT (2.1%)
   American Power Conversion*
(Producer of uninterruptible power supply products)                           31,000               448,260
   Molex, Inc.
(Supplier of interconnection products)                                        42,000             1,136,100
                                                                                               -----------
                                                                                                 1,584,360
                                                                                               -----------
COMPUTER EQUIPMENT (2.1%)
   Hewlett-Packard Company
(Manufacturer of printers, computers, and supplies)                           75,000             1,540,500
                                                                                               -----------

INSTRUMENTS & TESTING (0.5%)
    Agilent Technologies, Inc.*
(Designs and manufactures test and measurement systems for the
electronics and healthcare industries)                                        14,070               401,136
                                                                                               -----------

TELECOMMUNICATIONS (0.3%)
    Nokia Corporation
(Manufacturer of wireless handsets)                                           10,000               245,300
                                                                                               -----------

TOTAL COMMON STOCKS - 99.4%                                                                     74,759,004
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.6%                                                     456,280
                                                                                               -----------
NET ASSETS - 100%                                                                              $75,215,284
                                                                                               ===========

NET ASSET VALUE PER SHARE
(Based on 2,395,600 shares outstanding at December 31, 2001)                                   $     31.40
                                                                                               ===========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                             PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                     ASSETS

Investment in securities at fair value (original
  cost $30,749,667 at December 31, 2001) (Note 1)                  $ 74,759,004
Cash                                                                    464,656
Dividends and interest receivable                                       124,039
Receivable for investment securities sold                               692,374
                                                                   ------------
            Total assets                                           $ 76,040,073
                                                                   ============


                                  LIABILITIES

Redemptions payable                                                $    824,789
                                                                   ============


                                   NET ASSETS

Paid-in capital                                                    $ 32,448,587
Accumulated undistributed net investment loss                        (1,244,245)
Accumulated undistributed net realized gain on investments sold           1,605
Net unrealized appreciation on investments                           44,009,337
                                                                   ------------
            Net assets applicable to Fund shares outstanding       $ 75,215,284
                                                                   ============


Fund shares outstanding                                               2,395,600
                                                                   ============

Net Asset Value Per Share                                          $      31.40
                                                                   ============


    The accompanying notes are an integral part of this financial statement.


                             PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                    2001                      2000
                                                            ------------              ------------
INVESTMENT INCOME:
   Dividends                                                $    729,574              $    698,492
   Interest                                                       19,812                    46,925
   Foreign taxes withheld                                         (1,805)                     --
                                                            ------------              ------------

          Total investment income                                747,581                   745,417
                                                            ------------              ------------

EXPENSES:
   Management fee (Note 3)                                       818,013                 1,051,489
   Filing fees                                                    32,565                    32,267
   Auditing fees                                                  15,500                    12,700
   Transfer agent fees (Note 3)                                    8,696                    10,317
   Custodial fees                                                  7,532                    10,656
   Printing and postage fees                                       6,749                     8,497
   Directors' attendance fees                                      6,400                     6,400
   Legal fees                                                      5,008                     6,255
   Other fees                                                      1,800                     1,800
                                                            ------------              ------------

          Total expenses                                         902,263                 1,140,381
                                                            ------------              ------------

     Net investment loss                                        (154,682)                 (394,964)
                                                            ------------              ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                          14,875,047                14,613,487
   Cost of securities sold                                   (12,364,116)               (7,632,504)
                                                            ------------              ------------
   Net realized gain on investments sold                       2,510,931                 6,980,983

   Net change in unrealized apreciation on investments       (14,967,638)              (13,163,970)
                                                            ------------              ------------

   Net realized and unrealized loss on investments           (12,456,707)               (6,182,987)
                                                            ------------              ------------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $(12,611,389)             $ (6,577,951)
                                                            ============              ============


   The accompanying notes are an integral part of these financial statements.




                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                     2001                   2000
                                                                            -------------          -------------
FROM OPERATIONS:
   Net investment loss                                                      $    (154,682)         $    (394,964)
   Net realized gain on investments sold                                        2,510,931              6,980,983
   Net change in unrealized appreciation on investments                       (14,967,638)           (13,163,970)
                                                                            -------------          -------------
         Decrease in net assets resulting
           from operations                                                    (12,611,389)            (6,577,951)
                                                                            -------------          -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                             (2,509,326)            (6,980,983)
                                                                            -------------          -------------
         Decrease in net assets resulting from
           distributions to shareholders                                       (2,509,326)            (6,980,983)
                                                                            -------------          -------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                 3,859,164             22,900,866
     Net asset value of shares issued to shareholders in reinvestment
     of net realized gain on investment securities sold                         2,247,512              6,326,358
   Payments for redemption of shares                                          (14,243,186)           (22,297,245)
                                                                            -------------          -------------

         (Decrease)/increase in net assets resulting
           from shareholder transactions                                       (8,136,510)             6,929,979
                                                                            -------------          -------------


Total decrease in net assets                                                  (23,257,225)            (6,628,955)

Net assets at beginning of the period                                          98,472,509            105,101,464
                                                                            -------------          -------------

Net assets at end of period                                                 $  75,215,284          $  98,472,509
                                                                            =============          =============



   The accompanying notes are an integral part of these financial statements.


                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)  SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

         RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $2,509,326. The distribution was paid on July 6, 2001, to shareholders of record July 2, 2001.

December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.963 a share aggregating $2,501,908. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.80 a share aggregating $4,479,075. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant]differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $8,696 and $10,317 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:

                                    2001                  2000
                             -----------           -----------
Purchases, at cost            $4,013,890           $13,903,567
Sales                        $14,875,047           $14,613,487


(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds              Shares
                                               ------------            --------
Year ended December 31, 2001
Shares issued                                  $  3,859,164             118,934
Distributions reinvested                          2,247,512              70,455
Shares redeemed                                 (14,243,186)           (448,401)
                                               ------------            --------
Net decrease                                   $ (8,136,510)           (259,012)
                                               ============            ========

Year ended December 31, 2000
Shares issued                                  $ 22,900,866             538,268
Distributions reinvested                          6,326,358             156,272
Shares redeemed                                 (22,297,245)           (530,394)
                                               ------------            --------
Net increase                                   $  6,929,979             164,146
                                               ============            ========


(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                       2001                2000
                                               ------------        ------------
Fair value                                     $ 74,759,004        $ 98,076,868
Original cost                                   (30,749,667)        (39,099,893)
                                               ------------        ------------
Net unrealized appreciation                    $ 44,009,337        $ 58,976,975
                                               ============        ============


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $44,534,517 and gross unrealized losses on investments in which cost exceeded fair value totaled $525,180.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $60,310,262 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,333,287.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the average of the daily net assets of the Fund.

                                                                               Year Ended December 31,
                                                      2001              2000             1999              1998             1997
                                               -----------       -----------     ------------       -----------       -----------
Net asset value, beginning of period           $     37.09       $     42.20     $      37.36       $     29.78       $     22.70
Income from operations:
   Net investment loss                               (0.11)            (0.13)           (0.15)            (0.09)            (0.04)
   Net realized and unrealized (loss)/gain
      on investments                                 (4.58)            (2.22)            5.75              8.13              7.55
                                               -----------       -----------     ------------       -----------       -----------
         Total from operations                       (4.69)            (2.35)            5.60              8.04              7.51

Less distributions:
   Distribution of net realized gain                 (1.00)            (2.76)           (0.76)            (0.46)            (0.43)
                                               -----------       -----------     ------------       -----------       -----------
         Total distributions                         (1.00)            (2.76)           (0.76)            (0.46)            (0.43)
                                               -----------       -----------     ------------       -----------       -----------
Net asset value, end of period                      $31.40            $37.09           $42.20            $37.36            $29.78
                                               ===========       ===========     ============       ===========       ===========
         Total return                              -12.69%            -6.02%           14.99%            26.99%            33.12%
                                               ===========       ===========     ============       ===========       ===========

Ratios/Supplemental Data:
   Net assets, end of period                   $75,215,284       $98,472,509     $105,101,464       $98,608,333       $79,820,068
   Expenses to average net
      assets                                         1.11%             1.09%            1.09%             1.10%             1.12%
   Investment income to
      average net assets                             0.91%             0.71%            0.71%             0.82%             1.00%
   Portfolio turnover rate                           4.92%            13.33%            6.60%             9.74%             6.19%


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Arthur Andersen LLP
                                                      Los Angeles, California
                                                      January 17, 2002


                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                  Fair
                                     Common Stocks                                  of Shares                 Value
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (24.5%)
   American International Group
      (Major international insurance holding company)                                  63,500           $ 5,041,900
   General Electric Company
      (Diversified financial and industrial company)                                  140,000             5,611,200
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                     262,000            13,689,500
                                                                                                        -----------
                                                                                                         24,342,600
                                                                                                        -----------

PHARMACEUTICAL (18.5%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                                   57,000             4,476,780
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                                  184,500            10,848,600
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                                   76,000             3,028,600
                                                                                                        -----------
                                                                                                         18,353,980
                                                                                                        -----------

SEMICONDUCTORS & EQUIPMENT (13.4%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer
       of semiconductor manufacturing systems)                                         59,000             2,365,900
   Intel Corporation
      (Manufacturer of microprocessors,
       microcontrollers, and memory chips)                                            348,000            10,944,600
                                                                                                        -----------
                                                                                                         13,310,500
                                                                                                        -----------

INDUSTRIAL SERVICES (12.5%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                           70,300             4,003,585
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                                191,000             5,642,140
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                                 16,000             1,429,600
   WPP Group PLC
      (Worldwide advertising agencies)                                                 24,895             1,341,841
                                                                                                        -----------
                                                                                                         12,417,166
                                                                                                        -----------

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.




                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                     Fair
                        Common Stocks (continued)                                   of Shares                    Value
----------------------------------------------------------------------------------------------------------------------
SOFTWARE (10.9%)
    Microsoft Corporation*
       (Personal computer software)                                                   164,000             $ 10,868,280
                                                                                                          ------------

ELECTRONIC EQUIPMENT (10.9%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                             170,000                2,458,200
   Emerson Electric Company
      (Manufacturer of electrical and electronic products and systems)                  5,000                  285,500
   Molex, Inc.
      (Supplier of interconnection products)                                          298,250                8,067,662
                                                                                                          ------------
                                                                                                            10,811,362
                                                                                                          ------------

MEDICAL PRODUCTS (9.5%)
   Johnson & Johnson
      (Healthcare products)                                                           140,000                8,274,000
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                 23,000                1,177,830
                                                                                                          ------------
                                                                                                             9,451,830
                                                                                                          ------------

RESTAURANTS (3.1%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                         117,000                3,096,990
                                                                                                          ------------

COMPUTER EQUIPMENT (0.5%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                              25,000                  513,500
                                                                                                          ------------

OIL EXPLORATION AND PRODUCTION OIL (0.3%)
   Royal Dutch Petroleum Company, PLC
     (Oil exploration and production company)                                           5,000                  245,100
                                                                                                          ------------

TOTAL COMMON STOCKS 104.1%                                                                                 103,411,308
CASH AND OTHER ASSETS, LESS LIABILITIES (4.1%)                                                              (4,096,463)
                                                                                                          ------------

NET ASSETS - 100%                                                                                         $ 99,314,845
                                                                                                          ============

NET ASSET VALUE PER SHARE
(Based on 4,436,914 shares outstanding at December 31, 2001)                                              $      22.38
                                                                                                          ============


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001



                                     ASSETS

Investment in securities at fair value (original
  cost $65,839,352 at December 31, 2001) (Note 1)                 $ 103,411,308
Cash                                                                    292,442
Dividends and interest receivable                                       136,444
Receivables for securities sold                                       2,430,131
                                                                  -------------
               Total assets                                       $ 106,270,325
                                                                  =============


                                  LIABILITIES

Redemptions Payable                                               $   6,955,480
                                                                  =============


                                   NET ASSETS

Paid-in capital                                                   $  63,845,884
Accumulated undistributed net investment loss                        (2,106,928)
Accumulated undistributed net realized gain on investments sold           3,933
Net unrealized appreciation on investments                           37,571,956
                                                                  -------------
    Net assets applicable to Fund shares outstanding              $  99,314,845
                                                                  =============



Fund shares outstanding                                               4,436,914
                                                                  =============


Net Asset Value Per Share                                         $       22.38
                                                                  =============



    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000

                                                         2001              2000
                                                 ------------      ------------
INVESTMENT INCOME:
Dividends                                        $  1,043,665      $  1,141,531
Interest                                               36,607            84,006
Foreign taxes withheld                                 (3,633)             (565)
                                                 ------------      ------------

Total investment income                             1,076,639         1,224,972
                                                 ------------      ------------

EXPENSES:
Management fee (Note 3)                             1,276,634         2,134,014
Filing fees                                            31,812            45,168
Printing and postage fees                              26,729            35,785
Transfer agent fees (Note 3)                           24,025            29,560
Auditing fees                                          17,000            15,200
Custodial fees                                         16,114            27,970
Directors' attendance fees                              8,800             8,800
Legal fees                                              5,085             6,195
Other fees                                              1,650             2,169
                                                 ------------      ------------

Total expenses                                      1,407,849         2,304,861
                                                 ------------      ------------

Net investment loss                                  (331,210)       (1,079,889)
                                                 ------------      ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Proceeds from sales of securities                  44,021,361        81,110,419
Cost of securities sold                           (38,975,535)      (51,188,230)
                                                 ------------      ------------
Net realized gain on investments sold               5,045,826        29,922,189

Net change in unrealized
 appreciation on investments                      (29,871,027)      (45,267,636)
                                                 ------------      ------------

Net realized and unrealized
     loss on investments                          (24,825,201)      (15,345,447)
                                                 ------------      ------------

DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                  $(25,156,411)     $(16,425,336)
                                                 ============      ============


   The accompanying notes are an integral part of these financial statements.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000
                                                                           2001             2000
                                                                  -------------    -------------
FROM OPERATIONS:
   Net investment loss                                            $    (331,210)   $  (1,079,889)
   Net realized gain on investments sold                              5,045,826       29,922,189
   Net change in unrealized appreciation on investments             (29,871,027)     (45,267,636)
                                                                  -------------    -------------
         Decrease in net assets resulting
          from operations                                           (25,156,411)     (16,425,336)
                                                                  -------------    -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year        (186,369)            (219)
   Net realized gain on investment securities sold                   (5,041,893)     (29,922,189)
                                                                  -------------    -------------
          Decrease in net assets resulting from
          distributions to shareholders                              (5,228,262)     (29,922,408)
                                                                  -------------    -------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                       8,356,808       50,015,373
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain
     on investment securities sold                                    4,728,423       27,554,615
   Payments for redemption of shares                                (52,001,938)    (105,216,364)
                                                                  -------------    -------------


          Decrease in net assets resulting
          from shareholder transactions                             (38,916,707)     (27,646,376)
                                                                  -------------    -------------


Total decrease in net assets                                        (69,301,380)     (73,994,120)


Net assets at beginning of the period                               168,616,225      242,610,345
                                                                  -------------    -------------


Net assets at end of period                                       $  99,314,845    $ 168,616,225
                                                                  =============    =============



   The accompanying notes are an integral part of these financial statements.





                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

         Reclassifications

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $5,228,262. The distribution was paid on July 6, 2001, to shareholders of record on July 2, 2001.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.8322 a share aggregating $10,514,774. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $3.26 a share aggregating $19,407,634. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $24,025 and $29,560 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)      PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:


                                   2001                2000
                            -----------         -----------
Purchases at cost            $4,770,455         $22,794,915
Sales                       $44,021,361         $81,110,419

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:



                                                  Proceeds               Shares
                                             -------------           ----------
Year ended December 31, 2001
Shares issued                                $   8,356,808              335,552
Distributions reinvested                         4,728,423              201,045
Shares redeemed                                (52,001,938)          (2,175,228)
                                             -------------           ----------
   Net decrease                              $ (38,916,707)          (1,638,631)
                                             =============           ==========

Year ended December 31, 2000
Shares issued                                $  50,015,373            1,342,409
Distributions reinvested                        27,554,615              836,548
Shares redeemed                               (105,216,364)          (2,986,139)
                                             -------------           ----------
   Net decrease                              $ (27,646,376)            (807,182)
                                             =============           ==========


(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000 unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                      2001                 2000
                                              ------------         ------------
Fair value                                    $103,411,308         $167,487,415
Original cost                                  (65,839,352)        (100,044,432)
                                              ------------         ------------
      Net unrealized appreciation              $37,571,956         $ 67,442,983
                                              ============         ============

As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $38,063,152 and gross unrealized losses on investments in which cost exceeded fair value totaled $491,196.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $68,536,846 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,093,863.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the average of the daily net assets of the Fund.


                                                                           Year Ended December 31,
                                                   2001             2000              1999             1998              1997
                                            -----------     ------------      ------------     ------------      ------------
Net asset value, beginning of period        $     27.75     $      35.25      $      32.13     $      25.98      $      20.11
Income from operations:
   Net investment (loss)/income                   (0.18)           (0.22)            (0.23)           (0.05)             0.01
   Net realized and unrealized (loss)/
      gain on investments                         (4.19)           (2.19)             4.74             6.24              6.00
                                            -----------     ------------      ------------     ------------      ------------
         Total from operations                    (4.37)           (2.41)             4.51             6.19              6.01

Less distributions:
   Dividend from net investment
      Income                                         --               --                --               --             (0.01)
   Distribution of net realized gain              (1.00)           (5.09)            (1.39)           (0.04)            (0.13)
                                            -----------     ------------      ------------     ------------      ------------
         Total distributions                      (1.00)           (5.09)            (1.39)           (0.04)            (0.14)
                                            -----------     ------------      ------------     ------------      ------------
Net asset value, end of period              $     22.38     $      27.75      $      35.25     $      32.13      $      25.98
                                            ===========     ============      ============     ============      ============
         Total return                           -15.92%           -8.62%            14.01%           23.83%            29.92%
                                            ===========     ============      ============     ============      ============

Ratios/Supplemental Data:
   Net assets, end of period                $99,314,845     $168,616,225      $242,610,345     $342,814,636      $288,249,294
   Expenses to average net
      assets                                      1.11%            1.08%             1.07%            1.08%             1.11%
    Investment income to
      average net assets                          0.84%            0.57%             0.61%            0.82%             1.24%
   Portfolio turnover rate                        3.76%           10.78%             5.47%           24.97%             4.71%




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Abroad Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Abroad Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Arthur Andersen LLP
                                                       Los Angeles, California
                                                       January 17, 2002

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                Number          Fair
Common Stocks                                                                   of Shares       Value
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (14.1%)
   American International Group
      (Major international insurance holding company)                           11,000          $  873,400
   General Electric Company
      (Diversified financial and industrial company)                            11,500             460,920
   State Street Corporation
      (Provider of U.S. and global securities custodial services)               14,000             731,500
                                                                                                ----------
                                                                                                 2,065,820
                                                                                                ----------
PHARMACEUTICAL (12.3%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                            12,000             942,480
   Pfizer, Inc.
     (Prescription pharmaceuticals)                                             21,500             856,775
                                                                                                ----------
                                                                                                 1,799,255
                                                                                                ----------
MEDICAL PRODUCTS (12.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                          18,000             921,780
   Stryker Corporation
      (Developer and manufacturer of surgical and medical devices)              15,000             875,550
                                                                                                ----------
                                                                                                 1,797,330
                                                                                                ----------
INDUSTRIAL SERVICES (9.3%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                    16,000             911,200
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                          15,500             457,870
                                                                                                ----------
                                                                                                 1,369,070
                                                                                                ----------
ELECTRONIC EQUIPMENT (8.8%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                       33,000             477,180
    Molex, Inc.
      (Supplier of interconnection products)                                    30,000             811,500
                                                                                                ----------
                                                                                                 1,288,680
                                                                                                ----------
SEMICONDUCTORS & Equipment (8.6%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
      semiconductor manufacturing systems)                                      14,200             569,420
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                         17,000             534,650
   Texas Instruments, Inc.
      (Producer of digital signal processors and analog
      semiconductors)                                                            5,500             154,000
                                                                                                ----------
                                                                                                 1,258,070
                                                                                                ----------


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                Number          Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (5.9%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                      22,000            $870,100
                                                                                               -----------

INSTRUMENTS & TESTING (5.2%)
   Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems
       for the electronics and healthcare industries)                            7,046             200,881
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)                     15,000             561,900
                                                                                               -----------
                                                                                                   762,781
                                                                                               -----------
SOFTWARE (5.0%)
    Microsoft Corporation*
       (Personal computer software)                                             11,000             728,970
                                                                                               -----------

COMPUTER EQUIPMENT (4.5%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                       14,400             295,776
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                    3,000             362,880
                                                                                               -----------
                                                                                                   658,656
                                                                                               -----------

TELECOMMUNICATIONS (4.3%)
   Cisco Systems, Inc. *
      (Supplier of computer internet working systems)                           21,200             383,932
   L. M. Ericsson Telephone AB
      (Manufacturer of wireless infrastructure and handsets)                    47,000             245,340
                                                                                               -----------
                                                                                                   629,272
                                                                                               -----------
RESTAURANTS (3.8%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                   21,000             555,870
                                                                                               -----------

INVESTMENT MANAGEMENT (3.8%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                            16,000             555,680
                                                                                               -----------

OIL EXPLORATION AND PRODUCTION (1.3%)
    Royal Dutch Petroleum Company, PLC
      (Oil exploration and production company)                                   4,000             196,080

TOTAL COMMON STOCKS - 99.2%                                                                     14,535,634
CASH AND OTHER ASSETS, LESS LIABILITIES -  0.8%                                                    115,380
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $14,651,014
                                                                                               ===========

Net Asset Value Per Share
(Based on 944,644 shares outstanding at December 31, 2001)                                     $     15.51
                                                                                               ===========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                     ASSETS

Investment in securities at fair value (original cost
   $10,900,535 at December 31, 2001) (Note 1)                      $ 14,535,634
Cash                                                                    105,064
Dividends and interest receivable                                        10,316
                                                                   ------------
         Total assets                                              $ 14,651,014
                                                                   ============


                                   NET ASSETS

Paid-in capital                                                    $ 11,676,441
Accumulated undistributed net investment loss                          (388,697)
Accumulated undistributed net realized loss
   on investments sold                                                 (271,829)
Net unrealized appreciation on investments                            3,635,099
                                                                   ------------
         Net assets applicable to Fund shares outstanding          $ 14,651,014
                                                                   ============


Fund shares outstanding                                                 944,644
                                                                   ============


Net Asset Value Per Share                                          $      15.51
                                                                   ============



    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000

                                                                 2001           2000
                                                          -----------    -----------
INVESTMENT INCOME:
   Dividends                                              $   106,390    $   102,103
   Interest                                                    10,618         16,601
   Foreign taxes withheld                                        (861)          (248)
                                                          -----------    -----------
            Total investment income                           116,147        118,456
                                                          -----------    -----------

EXPENSES:
   Management fee (Note 3)                                    151,795        188,319
   Filing fees                                                 26,784         21,706
   Auditing fees                                               12,750         10,200
   Directors' attendance fees                                   5,400          4,650
   Legal fees                                                   4,992          6,239
   Transfer agent fees (Note 3)                                 3,378          3,764
   Custodial fees                                               3,125          8,366
   Printing and postage fees                                    2,732          3,371
   Other fees                                                   1,200          1,200
                                                          -----------    -----------
            Total expenses                                    212,156        247,815
                                                          -----------    -----------

Less fees waived by adviser (Note 3)                          (22,412)       (12,415)
                                                          -----------    -----------
            Net expenses                                      189,744        235,400
                                                          -----------    -----------

Net investment loss                                           (73,597)      (116,944)
                                                          -----------    -----------

REALIZED AND UNREALIZED (LOSS)/GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                        1,433,801      5,227,506
   Cost of securities sold                                 (1,705,630)    (3,606,505)
                                                          -----------    -----------
   Net realized (loss)/gain on investments sold              (271,829)     1,621,001

Net change in unrealized appreciation on investments       (2,133,858)    (1,580,984)
                                                          -----------    -----------

Net realized and unrealized (loss)/ gain on investments    (2,405,687)        40,017
                                                          -----------    -----------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $(2,479,284)   $   (76,927)
                                                          ===========    ===========


   The accompanying notes are an integral part of these financial statements.


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                          2001            2000
                                                                  ------------    ------------
FROM OPERATIONS:
   Net investment loss                                            $    (73,597)   $   (116,944)
   Net realized (loss)/gain on investments sold                       (271,829)      1,621,001
   Net change in unrealized appreciation on investments             (2,133,858)     (1,580,984)
                                                                  ------------    ------------

            Decrease in net assets resulting
              from operations                                       (2,479,284)        (76,927)
                                                                  ------------    ------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year        (38,742)           --
   Net realized gain on investment securities sold                        --        (1,591,780)
                                                                  ------------    ------------

            Decrease in net assets resulting from
              distributions to shareholders                            (38,742)     (1,591,780)
                                                                  ------------    ------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                        576,870       8,067,569
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment
     securities sold                                                    36,914       1,428,315
   Payments for redemption of shares                                (1,081,346)     (6,669,275)
                                                                  ------------    ------------

            (Decrease)/Increase in net assets resulting
              from shareholder transactions                           (467,562)      2,826,609
                                                                  ------------    ------------


Total (decrease)/increase in net assets                             (2,985,588)      1,157,902

Net assets at beginning of the period                               17,636,602      16,478,700
                                                                  ------------    ------------
Net assets at end of period                                       $ 14,651,014    $ 17,636,602
                                                                  ============    ============


   The accompanying notes are an integral part of these financial statements.





                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $271,829. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.

          RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0411 a share aggregating $38,742. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.81 a share aggregating $1,591,780. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $22,412 and $12,415 was required in 2001 and 2000, respectively. The Fund incurred fees of $3,378 and $3,764 as of December 31, 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:

                                  2001            2000
                            ----------      ----------
Purchases, at cost          $1,089,677      $6,052,302
Sales                       $1,433,801      $5,227,506

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                    Proceeds             Shares
                                                 -----------           --------
Year ended December 31, 2001
Shares issued                                    $   576,870             35,753
Distributions reinvested                              36,914              2,362
Shares redeemed                                   (1,081,346)           (69,346)
                                                 -----------           --------
            Net decrease                         $  (467,562)           (31,231)
                                                 ===========           ========

Year ended December 31, 2000
Shares issued                                    $ 8,067,569            380,211
Distributions reinvested                           1,428,315             67,468
Shares redeemed                                   (6,669,275)          (319,472)
                                                 -----------           --------
            Net increase                         $ 2,826,609            128,207
                                                 ===========           ========



(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:


                                                         2001              2000
                                                 ------------      ------------
Fair value                                       $ 14,535,634      $ 17,285,444
Original cost                                     (10,900,535)      (11,516,487)
                                                 ------------      ------------
            Net unrealized appreciation          $  3,635,099      $  5,768,957
                                                 ============      ============


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $4,493,013 and gross unrealized losses on investments in which cost exceeded fair value totaled $857,914.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $6,467,067 and gross unrealized losses on investments in which cost exceeded fair value totaled $698,110.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the average of the daily net assets of the Fund.

                                                                                                   Period Ended
                                                              Years ended December 31,             December 31,
                                               2001           2000          1999            1998         1997(A)
Net asset value, beginning
  of period                               $   18.07    $     19.44    $    15.57     $     12.10    $    10.00
Income from operations:
     Net investment loss                      (0.08)         (0.09)        (0.12)          (0.06)           --
     Net realized and unrealized
      (loss)/gain on investments              (2.44)          0.53          3.99            3.53           2.11
                  Total from operations       (2.52)          0.44          3.87            3.47           2.11

Less Distributions:
   Distribution of net realized gain          (0.04)         (1.81)           --              --          (0.01)
                  Total distributions         (0.04)         (1.81)           --              --          (0.01)

Net asset value, end of period            $   15.51    $     18.07    $    19.44     $     15.57    $     12.10

                 Total return                -13.94%         0.90%         24.86%         28.68%         21.11%
Ratios/Supplemental Data:
   Net assets, end of period             $14,651,014   $17,636,602    $16,478,700    $14,705,830    $13,741,389
   Expenses to average net assets (B)          1.25%         1.25%          1.25%          1.25%          1.25%*
   Investment income to
     average net assets (C)                    0.77%         0.63%          0.58%          0.79%          1.30%*
   Portfolio turnover rate                     7.25%        28.33%         17.52%         13.73%         14.30%*

*    Annualized

(A)  From the date of commencement of operations (March 14, 1997).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.40%, 1.32%, 1.39%, 1.41% and 1.55%, for the periods ended December 31, 2001,
     2000, 1999, 1998 and 1997, respectively.

(C)  Computed  giving  effect  to  investment   adviser's   expense   limitation
     undertaking.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Pacific Rim Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ending December 31, 2001 and for the period from commencement of operations (March 14, 1997) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Arthur Andersen LLP
                                                      Los Angeles, California
                                                      January 17, 2002


                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                  Fair
                                     Common Stocks                                  of Shares                 Value
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (18.7%)
   American International Group
(Major international insurance holding company)                                         1,350              $107,190
   Fiserv, Inc.
(Provides data processing, information management and
outsourcing services to the financial services industry)                                3,000               126,960
   State Street Corporation
(Provider of U.S. and global securities custodial services)                             4,100               214,225
                                                                                                           --------
                                                                                                            448,375
                                                                                                           --------
SEMICONDUCTORS & EQUIPMENT (9.7%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
       semiconductor manufacturing systems)                                             2,900               116,290
   Intel Corporation
(Manufacturer of microprocessors, microcontrollers, and
memory chips)                                                                           3,700               116,365
                                                                                                           --------
                                                                                                            232,655
                                                                                                           --------
SOFTWARE (9.1%)
   Microsoft Corporation *
(Personal computer software)                                                            3,300               218,691
                                                                                                           --------

INVESTMENT MANAGEMENT (8.7%)
   T. Rowe Price Associates, Inc.
(No-load mutual fund company)                                                           6,000               208,380
                                                                                                           --------

PHARMACEUTICAL (6.4%)
   Merck & Company, Inc.
(Prescription pharmaceuticals)                                                          2,600               152,880
                                                                                                           --------

MEDICAL PRODUCTS (6.2%)
   Medtronic, Inc.
(Manufacturer of implantable biomedical devices)                                        2,900               148,509
                                                                                                           --------

BIOTECHNOLOGY (5.1%)
   Techne Corporation *
(Producer of biotechnology products)                                                    3,300               121,605
                                                                                                           --------

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                       Number                     Fair
                        Common Stocks (continued)                                   of Shares                    Value
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING (5.1%)
   Wal-Mart Stores, Inc.
 (Discount retailer)                                                                    2,100              $   120,855
                                                                                                           -----------

CONSUMER PRODUCTS (5.0%)
   Clorox Company
(Manufacturer of bleach and other consumer products)                                    3,000                  118,650
                                                                                                           -----------

FINANCIAL PROCESSING (4.9%)
    Automatic Data Processing, Inc.
     (Provider of computing and data processing services)                               2,000                  117,800
                                                                                                           -----------

TELECOMMUNICATIONS (4.9%)
   Nokia Corporation
      (Manufacturer of wireless handsets)                                               4,800                  117,744
                                                                                                           -----------

ELECTRONIC EQUIPMENT (4.9%)
   Molex, Inc.
(Supplier of interconnection products)                                                  4,300                  116,315
                                                                                                           -----------

COMPUTER EQUIPMENT (3.9%)
   EMC Corporation*
      (Manufacturer of enterprise computer storage systems)                             7,000                   94,080
                                                                                                           -----------


TOTAL COMMON STOCKS - 92.6%                                                                                  2,216,539
CASH AND OTHER ASSETS, LESS LIABILITIES - 7.4%                                                                 175,984
                                                                                                           -----------
NET ASSETS - 100%                                                                                          $ 2,392,523
                                                                                                           ===========

NET ASSET VALUE PER SHARE
(Based on 232,561 shares outstanding at December 31, 2001)                                                 $     10.29
                                                                                                           ===========


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.




PAPP FOCUS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


                                     ASSETS

Investment in securities at fair value (original
   cost $ 1,916,934 at December 31, 2001) (Note 1)                  $ 2,216,539
Cash                                                                     61,995
Dividends and interest receivable                                         3,320
Receivable for investment securities sold                               110,669
                                                                    -----------
Total assets                                                        $ 2,392,523
                                                                    ===========




                                   NET ASSETS

Paid-in capital                                                     $ 2,345,678
Accumulated undistributed net investment loss                           (70,821)
Accumulated undistributed net realized loss on investments sold        (181,939)
Net unrealized appreciation on investments                              299,605
                                                                    -----------
Net assets applicable to Fund shares outstanding                    $ 2,392,523
                                                                    ===========



Fund shares outstanding                                                 232,561
                                                                    ===========


Net Asset Value Per Share                                           $     10.29
                                                                    ===========



    The accompanying notes are an integral part of this financial statement.

                             PAPP FOCUS FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                2001              2000
                                                                         -----------       -----------
INVESTMENT INCOME:
Dividends                                                                $    19,238       $    20,987
Interest                                                                       4,906             5,582
Foreign taxes withheld                                                          (173)             --
                                                                         -----------       -----------
Total investment income                                                       23,971            26,569
                                                                         -----------       -----------

EXPENSES:
Management fee (Note 3)                                                       25,713            37,046
Auditing fees                                                                 12,750            10,200
Filing fees                                                                    9,963             7,031
Legal fees                                                                     5,076             5,987
Custodial fees                                                                 3,220             5,970
Transfer agent fees (Note 3)                                                   1,437             1,776
Directors' attendance fees                                                     1,200             1,100
Other fees                                                                       788             1,696
                                                                         -----------       -----------
Total expenses                                                                60,147            70,806
                                                                         -----------       -----------

Less costs reimbursed and fees waived by adviser (Note 3)                    (28,005)          (24,499)
                                                                         -----------       -----------
Net expenses                                                                  32,142            46,307
                                                                         -----------       -----------

Net investment loss                                                           (8,171)          (19,738)
                                                                         -----------       -----------

REALIZED AND UNREALIZED (LOSS)/GAIN
ON INVESTMENTS:
Proceeds from sales of securities                                          1,142,936         2,296,348
Cost of securities sold                                                   (1,324,875)       (2,035,797)
                                                                         -----------       -----------
Net realized (loss)/gain on investments sold                                (181,939)          260,551

Net change in unrealized appreciation on investments                        (337,351)         (256,275)
                                                                         -----------       -----------

   Net realized and unrealized (loss)/gain on investments                   (519,290)            4,276
                                                                         -----------       -----------

DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                            $  (527,461)      $   (15,462)
                                                                         ===========       ===========


   The accompanying notes are an integral part of these financial statements.




                             PAPP FOCUS FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                      2001           2000
                                                               -----------    -----------
FROM OPERATIONS:
Net investment loss                                            $    (8,171)   $   (19,738)
Net realized (loss)/gain on investments sold                      (181,939)       260,551
Net change in unrealized appreciation on investments              (337,351)      (256,275)
                                                               -----------    -----------
Decrease in net assets resulting
from operations                                                   (527,461)       (15,462)
                                                               -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold - prior year        (2,135)          --
Net realized gain on investment securities sold                       --         (227,051)
                                                               -----------    -----------

Decrease in net assets resulting from
distributions to shareholders                                       (2,135)      (227,051)
                                                               -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                                        78,342        121,769
Net asset value of shares issued to shareholders
   in reinvestment of net realized gain on
   investment securities sold                                        1,667        161,140
Payments for redemption of shares                                 (437,513)      (712,168)
                                                               -----------    -----------

Decrease in net assets resulting
from shareholder transactions                                     (357,504)      (429,259)
                                                               -----------    -----------

Total decrease in net assets                                      (887,100)      (671,772)

Net assets at beginning of the period                            3,279,623      3,951,395
                                                               -----------    -----------

Net assets at end of period                                    $ 2,392,523    $ 3,279,623
                                                               ===========    ===========




   The accompanying notes are an integral part of these financial statements.




                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $181,939. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.

         RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0091 a share aggregating $2,135. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.8988 a share aggregating $227,051. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $25,713 and $24,499 was required in 2001 and 2000, respectively. Additionally, the manager reimbursed the Fund $2,292 in 2001 for normal operating expenses. The Fund incurred fees of $1,437 and $1,776 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:


                                         2001                      2000
                                   ----------                ----------
Purchases, at cost                   $731,257                $1,641,142
Sales                              $1,142,936                $2,296,348

5)    CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                     Proceeds            Shares
                                                    ---------           -------
Year ended December 31, 2001
Shares issued                                       $  78,342             7,145
Distributions reinvested                                1,667               161
Shares redeemed                                      (437,513)          (40,251)
                                                    ---------           -------
   Net decrease                                     $(357,504)          (32,945)
                                                    =========           =======

Year ended December 31, 2000
Shares issued                                       $ 121,769             8,762
Distributions reinvested                              161,140            12,891
Shares redeemed                                      (712,168)          (50,728)
                                                    ---------           -------
   Net decrease                                     $(429,259)          (29,075)
                                                    =========           =======

(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                 2001                      2000
                                           ----------                ----------
Fair value                                 $2,216,539                $3,147,508
Original cost                              (1,916,934)               (2,510,552)
                                           ----------                ----------
      Net unrealized appreciation            $299,605                  $636,956
                                           ==========                ==========


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost, totaled $427,723 and gross unrealized losses on investments in which cost exceeded fair value totaled $128,118.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $774,336 and gross unrealized losses on investments in which cost exceeded fair value totaled $137,380.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the average of the daily net assets of the Fund.




                                                                                                               Period Ended
                                                                  Years ended December 31,                     December 31,
                                                   2001                  2000                      1999              1998(A)
Net asset value, beginning
   of period                                 $    12.35            $    13.41                $    13.33          $    10.00
Income from operations:
      Net investment loss                         (0.08)                (0.09)                    (0.11)              (0.06)
      Net realized and unrealized
        (loss)/gain on investments                (1.97)                (0.07)                     0.19                3.39

          Total from operations                   (2.05)                (0.16)                     0.08                3.33

Less Distributions:
   Distribution of net realized
      gain                                        (0.01)                (0.90)                       --                  --
          Total distributions                     (0.01)                (0.90)                       --                  --

Net asset value, end of period               $    10.29            $    12.35                $    13.41          $    13.33

          Total return                          -16.61%                -1.28%                     0.60%              33.30%

Ratios/Supplemental Data:
   Net assets, end of period                 $2,392,523            $3,279,623                $3,951,395          $4,031,393
   Expenses to average
      net assets (B)                              1.25%                 1.25%                     1.25%               1.25%*
   Investment income to
     average net assets (C)                       0.93%                 0.72%                     0.54%                .70%*
   Portfolio turnover rate                       29.91%                45.72%                    53.85%              50.37%*


*    Annualized

(A)  From the date of commencement of operations (March 2, 1998).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.34%, 1.91%, 1.63% and 1.38% for the periods ended December 31, 2001, 2000, 1999 and 1998.

(C) Computed giving effect to investment adviser's expense limitation undertaking.



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Focus Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Focus Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Arthur Andersen LLP
                                                     Los Angeles, California
                                                     January 17, 2002


PAPP SMALL & MID-CAP GROWTH FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001
                                                                                       Number               Fair
                                  Common Stocks                                     of Shares              Value
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (13.9%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                                 5,000         $  319,950
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing, and settlement services)         9,500            311,410
  DST Systems, Inc.*
    (Provides data processing, billing and outsourcing services to customers in the financial services, utility and
    telecommunications industries)                                                      2,000             99,700
  Fiserv, Inc.*
    (Provides data processing, information management and
     outsourcing services)                                                              5,000            211,600
  Investors Financial Services Corporation
     (Provides asset administration services to the financial
     services industry)                                                                 3,500            231,735
  SEI Corporation
    (Provider of trust management and accounting services,
    mutual fund and distribution services, and investment
    management services)                                                                4,000            180,440
                                                                                                      ----------
                                                                                                       1,354,835
                                                                                                      ----------
INDUSTRIAL SERVICES (12.8%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to packaged
    goods companies and retailers)                                                      6,000            208,200
  Cintas Corporation
    (Uniform and textile rental company)                                                3,500            169,365
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                              4,500            256,275
  Forrester Research *
    (Provider of strategic technology research)                                         5,700            114,798
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                          10,000            281,700
  WPP Group PLC
    (Worldwide advertising agencies)                                                    4,089            220,397
                                                                                                      ----------
                                                                                                       1,250,735
                                                                                                      ----------
HEALTH CARE SERVICES (8.2%)
  Express Scripts, Inc.*
    (Independent pharmacy benefit manager)                                              6,500            303,940
  IMS Health, Inc.
    (Provider of information solutions and market
    research to pharmaceutical industry)                                               11,000            214,610
  Patterson Dental Company *
    (Distributor of dental supplies in the U.S. and Canada)                             7,000            286,510
                                                                                                      ----------
                                                                                                         805,060
                                                                                                      ----------

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                       Number               Fair
                            Common Stocks (continued)                               of Shares              Value
----------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT (7.3%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                           4,300           $213,108
  Novellus Systems, Inc.*
    (Designs and manufactures semiconductor fabrication equipment)                      5,500            216,975
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                                    8,000            285,520
                                                                                                      ----------
                                                                                                         715,603
                                                                                                      ----------

INVESTMENT MANAGEMENT (6.5%)
  Federated Investors
    (Major U.S. investment management company)                                         10,000            318,800
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                                       9,000            312,570
                                                                                                      ----------
                                                                                                         631,370
                                                                                                      ----------

INSTRUMENTS & TESTING (6.5%)
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)                               6,500            243,490
  Waters Corporation*
    (Manufacturer of high performance instruments
    used for life sciences research)                                                   10,000            387,500
                                                                                                      ----------
                                                                                                         630,990
                                                                                                      ----------
CONSUMER PRODUCTS (6.2%)
  American Italian Pasta Corporation *
    (North American producer of private label pasta)                                    6,000            252,180
  Clorox Company
    (Manufacturer of bleach and other consumer products)                                9,000            355,950
                                                                                                      ----------
                                                                                                         608,130
                                                                                                      ----------
EDUCATIONAL PROVIDERS (5.4%)
  Apollo Group, Inc.*
    (Provider of higher education programs for working adults)                          6,000            270,060
  DeVry, Inc.*
    (Owns and operates post-secondary, technical education institutions)                9,000            256,050
                                                                                                      ----------
                                                                                                         526,110
                                                                                                      ----------
MEDICAL PRODUCTS (5.4%)
  Dentsply International, Inc.
    (Manufacturer of dental consumables and dental equipment)                           6,000            301,200
  Stryker Corporation
    Developer and manufacturer of surgical and medical devices)                         3,800            221,806
                                                                                                      ----------
                                                                                                         523,006
                                                                                                      ----------
ELECTRONIC EQUIPMENT (5.3%)
  American Power Conversion Corporation *
    (Producer of uninterruptible power supply products)                                 6,000             86,760
  Molex, Inc.
    (Supplier of interconnection products)                                             10,300            278,615

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                       Number               Fair
                            Common Stocks (continued)                               of Shares              Value
----------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT (CONTINUED)
  Symbol Technologies, Inc.
    (Manufacturer of bar code based mobile computing systems)                           9,825         $  156,021
                                                                                                      ----------
                                                                                                         521,396
                                                                                                      ----------
SOFTWARE (5.2%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the investment
    management industry)                                                                5,000            249,750
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                                  8,800            254,584
                                                                                                      ----------
                                                                                                         504,334
                                                                                                      ----------
SPECIALTY RETAILING (3.9%)
  BJ's Wholesale Club, Inc.*
    (Owns and operates discount warehouse clubs in Eastern U.S.)                        2,500            110,250
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                                 9,000            269,820
                                                                                                      ----------
                                                                                                         380,070
                                                                                                      ----------
RESTAURANTS (3.5%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)                         11,450            340,752
                                                                                                      ----------

BIOTECHNOLOGY (3.4%)
  Techne Corporation*
    (Producer of biotechnology products)                                                9,000            331,650
                                                                                                      ----------

TELECOMMUNICATIONS (3.0%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and voice networking products)                 14,000             64,400
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                                       9,000            230,760
                                                                                                      ----------
                                                                                                         295,160
                                                                                                      ----------
BROADCASTING AND PUBLISHING (1.9%)
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                                       9,000            186,300
                                                                                                      ----------

TOTAL COMMON STOCKS - 98.4%                                                                            9,605,501
CASH AND OTHER ASSETS, LESS LIABILITIES - 1.6%                                                           158,821
                                                                                                      ----------
NET ASSETS - 100%                                                                                     $9,764,322
                                                                                                      ==========
NET ASSET VALUE PER SHARE
(Based on 419,513 shares outstanding at December 31, 2001)                                            $    23.28
                                                                                                      ==========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


                                     ASSETS

Investment in securities at fair value (original
  cost $7,449,385 at December 31, 2001) (Note 1)                    $ 9,605,501
Cash                                                                    155,150
Dividends and interest receivable                                         3,671
                                                                    -----------
               Total assets                                         $ 9,764,322
                                                                    ===========



                                   NET ASSETS

Paid-in capital                                                     $ 7,876,916
Accumulated undistributed net investment loss                          (107,565)
Accumulated undistributed net realized loss on investments sold        (161,145)
Net unrealized appreciation on investments                            2,156,116
                                                                    -----------
               Net assets applicable to Fund shares outstanding     $ 9,764,322
                                                                    ===========


Fund shares outstanding                                                 419,513
                                                                    ===========

Net Asset Value Per Share                                           $     23.28
                                                                    ===========



    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                    2001           2000
                                                             -----------    -----------
INVESTMENT INCOME:
  Dividends                                                  $    21,955    $    14,555
  Interest                                                         9,145          5,469
  Foreign taxes withheld                                            (108)          --
                                                             -----------    -----------
               Total investment income                            30,992         20,024
                                                             -----------    -----------

EXPENSES:
  Management fee (Note 3)                                         80,072         55,325
  Filing fees                                                     29,188         22,355
  Auditing fees                                                   12,750         10,200
  Custody fees                                                     5,543          8,091
  Legal Fees                                                       5,026          6,626
  Directors' attendance fees                                       1,200          1,100
  Transfer agent fees (Note 3)                                     1,200           --
  Printing and postage fees                                          952            955
                                                             -----------    -----------
               Total expenses                                    135,931        104,652
                                                             -----------    -----------

  Less fees waived by adviser (Note 3)                           (35,841)       (35,495)
                                                             -----------    -----------

               Net expenses                                      100,090         69,157
                                                             -----------    -----------

Net investment loss                                              (69,098)       (49,133)
                                                             -----------    -----------

REALIZED AND UNREALIZED (LOSS)/ GAIN
  ON INVESTMENTS:
  Proceeds from sale of securities                               827,323      2,217,826
  Cost of securities sold                                       (988,468)    (1,895,326)
                                                             -----------    -----------
      Net realized (loss)/gain on investments sold              (161,145)       322,500

      Net change in unrealized appreciation on investments       383,907      1,122,355
                                                             -----------    -----------

Net realized and unrealized gain on investments                  222,762      1,444,855
                                                             -----------    -----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $   153,664    $ 1,395,722
                                                             ===========    ===========


   The accompanying notes are an integral part of these financial statements.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                 2001           2000
                                                          -----------    -----------
FROM OPERATIONS:
   Net investment loss                                    $   (69,098)   $   (49,133)
   Net realized (loss)/gain on investments sold              (161,145)       322,500
   Net change in unrealized appreciation on investments       383,907      1,122,355
                                                          -----------    -----------

       Increase in net assets resulting from
       operations                                             153,664      1,395,722
                                                          -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold
                                                                 --         (285,542)
                                                          -----------    -----------

        Decrease in net assets resulting from
        distributions to shareholders                            --         (285,542)
                                                          -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                             3,065,195      1,344,920
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investment securities sold          --          250,874
   Payments for redemption of shares                         (216,684)      (269,326)
                                                          -----------    -----------

        Increase in net assets resulting
        from shareholder transactions                       2,848,511      1,326,468
                                                          -----------    -----------

Total increase in net assets                                3,002,175      2,436,648
                                                          -----------    -----------

Net assets at beginning of the period                       6,762,147      4,325,499
                                                          -----------    -----------

Net assets at end of period                               $ 9,764,322    $ 6,762,147
                                                          ===========    ===========


   The accompanying notes are an integral part of these financial statements.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $161,145. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.

          RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)       DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.0434 a share aggregating $285,542. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the year ended December 31, 2000.


(3)       TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $35,841 and $35,495 was required in 2001 and 2000, respectively. The Fund incurred fees of $1,200 in 2001 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)      PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:

                                              2001                 2000
                                        ----------           ----------
        Purchases, at cost              $3,606,034           $3,134,055
        Sales                           $  827,323           $2,217,826

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                      Proceeds           Shares
                                                   -----------          -------
Year ended December 31, 2001
            Shares issued                          $ 3,065,195          135,472
            Distributions reinvested                      --               --
            Shares redeemed                           (216,684)          (9,661)
                                                   -----------          -------
                 Net increase                      $ 2,848,511          125,811
                                                   ===========          =======

Year ended December 31, 2000
            Shares issued                          $ 1,344,920           58,769
            Distributions reinvested                   250,874           10,675
            Shares redeemed                           (269,325)         (11,930)
                                                   -----------          -------
                 Net increase                      $ 1,326,469           57,514
                                                   ===========          =======


 (6)  UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000 unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                          2001             2000
                                                    ----------       ----------
     Fair value                                     $9,605,501       $6,604,028
     Original cost                                  (7,449,385)      (4,831,819)
                                                    ----------       ----------

          Net unrealized appreciation               $2,156,116       $1,772,209
                                                    ==========       ==========

As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $2,377,328 and gross unrealized losses on investments in which cost exceeded fair value totaled $221,212.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $2,068,024 and gross unrealized losses on investments in which cost exceeded fair value totaled $295,815.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the average of the daily net assets of the Fund.

                                                                                     Period Ended
                                                Year ended December 31,              December 31,
                                        2001              2000             1999           1998(A)
Net asset value, beginning
   of period                      $    23.02        $    18.31        $    16.20       $    15.00
Income from operations:
      Net investment loss              (0.12)            (0.14)            (0.14)              --
      Net realized and unrealized
        gain on investments             0.38              5.89              2.25             1.20
                                  ----------        ----------        ----------       ----------

            Total from operations       0.26              5.75              2.11             1.20

Less Distributions:
   Dividend from investment
      income                              --                --                --               --
   Distribution of net realized
      gain                                --             (1.04)               --               --
                                  ----------        ----------        ----------       ----------

            Total distributions           --             (1.04)               --               --
                                  ----------        ----------        ----------       ----------

Net asset value, end of period    $    23.28        $    23.02        $    18.31       $    16.20
                                  ==========        ==========        ==========       ==========

            Total return               1.13%            31.32%            13.04%            8.00%
                                  ==========        ==========        ==========       ==========

Ratios/Supplemental Data:
   Net assets, end of period      $9,764,322        $6,762,147        $4,325,499       $1,566,225
   Expenses to average
      net assets (B)                   1.25%             1.25%             1.25%            1.25%*
   Investment income to
      average net assets (C)           0.39%             0.36%             0.32%            1.01%*
   Portfolio turnover rate            10.57%            40.42%            53.07%            0.00%*


*    Annualized

(A)  From the date of commencement of operations (December 15, 1998).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.69%, 1.89%, 1.68% and 1.56% for the periods ended December 31, 2001, 2000, 1999 and 1998 respectively.

(C) Computed giving effect to investment adviser's expense limitation undertaking.




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (December 15, 1998) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (December 15, 1998) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Arthur Andersen LLP
                                                      Los Angeles, California
                                                      January 17, 2002

                                     Part C
                                Other Information

ITEM 23. Exhibits

Note: As used herein, "Registration Statement" means the Registrant's
      Registration Statement on Form N-1A, registration no. 333-65609, filed on October 13, 1998 and "pre-effective amendment no. 1" means the Registrant's pre-effective amendment no. 1 to the Registration Statement on Form N-1A, registration no. 333-65609, filed on December 12, 1998.

      (a) Articles of Incorporation (incorporated by reference to exhibit 1 to the Registration Statement)

      (b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to the Registration Statement)

      (c)   None

      (d) Investment Advisory Agreement (incorporated by reference to exhibit 5 to the Registration Statement)

      (e)   None

      (f)   None

      (g) Custodian Agreement (incorporated by reference to exhibit 8 to the Registration Statement)

      (h) Transfer Agency Agreement (incorporated by reference to exhibit 9 to the Registration Statement)

     (i)(1) Opinion and Consent of Piper & Marbury L.L.P. (incorporated by reference to exhibit 10.1 to pre-effective amendment no. 1)

     (i)(2) Consent of Piper Rudnick LLP

      (j)   Consent of Independent Public Accountants

      (k)   None

      (l) Initial Subscription Agreement (incorporated by reference to exhibit 13 to the Registration Statement)

      (m)   None

      (n)   None

      (p)   Code of Ethics

Item 24. Persons Controlled By or Under Common Control with Registrant

      The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management" and in the Statement of Additional Information under the captions "Investment Adviser" and "Management of the Funds" is incorporated by reference.

Item 25. Indemnification

      Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers except under specified circumstances. Section 7.01 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issuer.

Item 26. Business and Other Connections of Investment Adviser

      The information in the prospectus under the caption "Management" is incorporated by reference. Neither L. Roy Papp & Associates LLP or its predecessor, nor any of their partners has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its, his or her own account or in the capacity of director, officer, employee, partner or trustee.

Item 27. Principal Underwriters

      None

Item 28. Location of Accounts and Records

      Rosellen C. Papp, Treasurer
      Papp Small & Mid-Cap Growth Fund, Inc.
      6225 North 24th Street, Suite 150
      Phoenix, Arizona 85016

Item 29. Management Services

      None

Item 30. Undertakings

      Not applicable.


                   Index of Exhibits Filed with this Amendment

              Exhibit                      Exhibit
               Number                      -------
               ------

               (i)(2)      Consent of Piper Rudnick LLP

                (j)        Consent of Independent Public Accountants

                (p)        Code of Ethics

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Phoenix, Arizona on April 26, 2002.

                                        Papp Small & Mid-Cap Growth Fund, Inc.


                                        By: /s/ L. Roy Papp
                                            ------------------------------------
                                            L. Roy Papp, Chairman

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature             Title                              Date
         ---------             -----                              ----


/s/ L. Roy Papp                Director and Chairman        )
---------------------------    (principal executive and     )
L. Roy Papp                    financial officer)           )
                                                            )
                                                            )
/s/ Harry A. Papp              Director and President       )
---------------------------                                 )
Harry A. Papp                                               )
                                                            )
                                                            )
/s/ Robert L. Mueller          Director, Vice President     )
---------------------------    and Secretary                )
Robert L. Mueller                                           )
                                                            )
                                                            )     April 26, 2002
/s/ Bruce C. Williams          Director and Vice President  )
---------------------------                                 )
Bruce C. Williams                                           )
                                                            )
                                                            )
/s/ Rosellen C. Papp           Director, Vice President     )
---------------------------    and Treasurer (principal     )
Rosellen C. Papp               accounting officer)          )
                                                            )
                                                            )
/s/ James K.  Ballinger        Director                     )
---------------------------                                 )
James K. Ballinger                                          )
                                                            )
                                                            )
/s/ Amy S. Clague              Director                     )
---------------------------                                 )
Amy S. Clague                                               )
                                                            )
                                                            )
/s/ Carolyn P. O'Malley        Director                     )
---------------------------                                 )
Carolyn P. O'Malley                                         )